                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                          ALLIED WASTE INDUSTRIES, INC.

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                                    INDENTURE

                                   Dated as of

                                 April 20, 2004

                               -------------------

           4-1/4% Senior Subordinated Convertible Debentures due 2034

--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

   Trust Indenture                   Indenture
     Act Section                      Section
     -----------                     -------
Section 310(a)(1)                   8.09
           (a)(2)                   8.09
           (a)(3)                   N.A.
           (a)(5)                   N.A.
           (a)(4)                   N.A.
              (b)                   8.08
              (c)                   N.A.
   Section 311(a)                   8.13
              (b)                   8.13
              (c)                   N.A.
   Section 312(a)             6.01; 6.02
              (b)                   N.A.
              (c)                   N.A.
   Section 313(a)                   6.03
              (b)                   N.A.
              (c)                   6.03
              (d)                   6.03
   Section 314(a)                   6.04
              (b)                   N.A.
           (c)(1)                  16.05
           (c)(2)                  16.05
           (c)(3)                   N.A.
              (d)                   N.A.
              (e)                  16.05
              (f)                   N.A.
   Section 315(a)             8.01; 8.02
              (b)                   7.08
              (c)                   7.06
              (d)              8.01; 806
              (e)                   7.09
Section 316(a)(1)                   7.07
           (a)(2)                  11.02
              (b)                  N. A.
              (c)                   9.01
Section 317(a)(1)                   7.02
           (a)(2)                   7.02
              (b)                   5.04
   Section 318(a)                  17.08

N.A. means not applicable.

----------------------
* This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                      ARTICLE 1

                                                     DEFINITIONS

Section 1.01.    Definitions................................................................................      1

                                                      ARTICLE 2

                       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

Section 2.01.    Designation Amount and Issue of Debentures.................................................     13
Section 2.02.    Form of Debentures.........................................................................     14
Section 2.03.    Date and Denomination of Debentures; Payments of Interest..................................     14
Section 2.04.    Execution of Debentures....................................................................     16
Section 2.05.    Exchange and Registration of Transfer of Debentures; Restrictions on
                 Transfer...................................................................................     17
Section 2.06.    Mutilated, Destroyed, Lost or Stolen Debentures............................................     21
Section 2.07.    Temporary Debentures.......................................................................     22
Section 2.08.    Cancellation of Debentures.................................................................     22
Section 2.09.    CUSIP Numbers..............................................................................     22

                                                      ARTICLE 3

                                       REDEMPTION AND REPURCHASE OF DEBENTURES

Section 3.01.    Company's Right To Redeem..................................................................     23
Section 3.02.    Notice of Optional Redemption; Selection of Debentures.....................................     23
Section 3.03.    Payment of Debentures Called for Redemption by the Company.................................     25
Section 3.04.    [Reserved].................................................................................     26
Section 3.05.    Repurchase of Debentures by the Company at Option of Holders upon a
                 Fundamental Change.........................................................................     26
Section 3.06.    Repurchase of Debentures by the Company at Option of Holders on Specified
                 Dates......................................................................................     28
Section 3.07.    Company's Right To Elect Manner of Payment of Repurchase Price.............................     30
Section 3.08.    Conditions and Procedures for Repurchase at Option of Holders..............................     33

                                                      ARTICLE 4

                                                 CONTINGENT INTEREST

Section 4.01.    Contingent Interest........................................................................     36
Section 4.02.    Payment of Contingent Interest.............................................................     36
Section 4.03.    Contingent Interest Notification...........................................................     37

                                                      ARTICLE 5

                                         PARTICULAR COVENANTS OF THE COMPANY

Section 5.01.    Payment of Principal and Interest..........................................................     37
Section 5.02.    Maintenance of Office or Agency............................................................     37
Section 5.03.    Appointments to Fill vacancies in Trustee's Office.........................................     37
Section 5.04.    Provisions as to Paying Agent..............................................................     38
Section 5.05.    Existence..................................................................................     39
Section 5.06.    [Reserved].................................................................................     39
Section 5.07.    [Reserved].................................................................................     39
Section 5.08.    Compliance Certificate.....................................................................     39
Section 5.09.    Contingent Debt Tax Treatment..............................................................     39

                                                      ARTICLE 6

                         DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.01.    Debentureholders' Lists....................................................................     40
Section 6.02.    Preservation and Disclosure of Lists.......................................................     40
Section 6.03.    Reports by Trustee.........................................................................     41
Section 6.04.    Reports by Company.........................................................................     41

                                                      ARTICLE 7

                         REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

Section 7.01.    Events of Default..........................................................................     41
Section 7.02.    Acceleration; Rescission and Annulment.....................................................     43
Section 7.03.    Collection of Indebtedness and Suits for Enforcement by Trustee............................     44
Section 7.04.    Trustee May File Proofs of Claim...........................................................     45
Section 7.05.    Trustee May Enforce Claims Without Possession of Debentures................................     45
Section 7.06.    Delay or Omission Not Waiver...............................................................     46

Section 7.07.    Waiver of Past Defaults....................................................................     46
Section 7.08.    Control by Majority........................................................................     46
Section 7.09.    Limitation on Suits by Debentureholders....................................................     46
Section 7.10.    Rights of Debentureholders To Receive Payment..............................................     47
Section 7.11.    Application of Money Collected.............................................................     47
Section 7.12.    Restoration of Rights and Remedies.........................................................     48
Section 7.13.    Rights and Remedies Cumulative.............................................................     48
Section 7.14.    Undertaking for Costs......................................................................     48
Section 7.15.    Waiver of Stay, Extension or Usury Laws....................................................     49

                                                      ARTICLE 8

                                                     THE TRUSTEE

Section 8.01.    Duties and Responsibilities of Trustee.....................................................     49
Section 8.02.    Reliance on Documents, Opinions, Etc.......................................................     50
Section 8.03.    No Responsibility for Recitals, Etc........................................................     52
Section 8.04.    Trustee, Paying Agents, Bid Solicitation Agents, Conversion Agents or
                 Registrar May Own Debentures...............................................................     52
Section 8.05.    Monies To Be Held in Trust.................................................................     52
Section 8.06.    Compensation and Expenses of Trustee.......................................................     52
Section 8.07.    Officers' Certificate as Evidence..........................................................     53
Section 8.08.    Conflicting Interests of Trustee...........................................................     53
Section 8.09.    Eligibility of Trustee.....................................................................     53
Section 8.10.    Resignation or Removal of Trustee..........................................................     53
Section 8.11.    Acceptance by Successor Trustee............................................................     55
Section 8.12.    Succession by Merger.......................................................................     55
Section 8.13.    Preferential Collection of Claims..........................................................     56

                                                      ARTICLE 9

                                                THE DEBENTUREHOLDERS

Section 9.01.    Action by Debentureholders.................................................................     56
Section 9.02.    Proof of Execution by Debentureholders.....................................................     56
Section 9.03.    Who Are Deemed Absolute Owners.............................................................     57
Section 9.04.    Company-Owned Debentures Disregarded.......................................................     57
Section 9.05.    Revocation of Consents, Future Holders Bound...............................................     57

                                                     ARTICLE 10

                                            MEETINGS OF DEBENTUREHOLDERS

Section 10.01.   Purpose of Meetings........................................................................     58
Section 10.02.   Call of Meetings by Trustee................................................................     58
Section 10.03.   Call of Meetings by Company or Debentureholders............................................     58
Section 10.04.   Qualifications for Voting..................................................................     59

Section 10.05.   Regulations................................................................................     59
Section 10.06.   Voting.....................................................................................     59
Section 10.07.   No Delay of Rights by Meeting..............................................................     60

                                                     ARTICLE 11

                                               SUPPLEMENTAL INDENTURES

Section 11.01.   Supplemental Indentures Without Consent of Debentureholders................................     60
Section 11.02.   Supplemental Indenture with Consent of Debentureholders....................................     61
Section 11.03.   Effect of Supplemental Indenture...........................................................     62
Section 11.04.   Notation on Debentures.....................................................................     63
Section 11.05.   Evidence of Compliance of Supplemental Indenture To Be Furnished to
                 Trustee....................................................................................     63

                                                     ARTICLE 12

                                  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.01.   Company May Consolidate on Certain Terms...................................................     63
Section 12.02.   Successor To Be Substituted................................................................     64
Section 12.03.   Opinion of Counsel To Be Given Trustee.....................................................     64

                                                     ARTICLE 13

                                       SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.01.   Discharge of Indenture.....................................................................     65
Section 13.02.   Paying Agent To Repay Monies Held..........................................................     65
Section 13.03.   Return of Unclaimed Monies.................................................................     65

                                                     ARTICLE 14

                           IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

Section 14.01.   Indenture and Debentures Solely Corporate Obligations......................................     66

                                                     ARTICLE 15

                                              CONVERSION OF DEBENTURES

Section 15.01.   Right To Convert...........................................................................     66

Section 15.02.   Exercise of Conversion Privilege; Issuance of Common Stock on Conversion;
                 No Adjustment for Interest or Dividends....................................................     69
Section 15.03.   Payment Upon Conversion; Cash Payments in Lieu of Fractional Shares........................     71
Section 15.04.   Conversion Rate............................................................................     72
Section 15.05.   Adjustment of Conversion Rate..............................................................     72
Section 15.06.   [Reserved].................................................................................     77
Section 15.07.   Taxes on Shares Issued.....................................................................     77
Section 15.08.   Reservation of Shares, Shares To Be Fully Paid; Compliance with
                 Governmental Requirements; Listing of Common Stock.........................................     77
Section 15.09.   Responsibility of Trustee..................................................................     78
Section 15.10.   Notice to Holders Prior to Certain Actions.................................................     79

                                                     ARTICLE 16

                                                    SUBORDINATION

Section 16.01.   Debentures Subordinate to Senior Debt......................................................     80
Section 16.02.   Payment Over of Proceeds Upon Dissolution, Etc.............................................     80
Section 16.03.   No Payment When Senior Debt in Default.....................................................     81
Section 16.04.   Certain Payments Permitted.................................................................     82
Section 16.05.   Subrogation to Rights of Holders of Senior Debt............................................     82
Section 16.06.   Provisions Solely To Define Relative Rights................................................     83
Section 16.07.   [Reserved].................................................................................     83
Section 16.08.   Trustee To Effectuate Subordination........................................................     83
Section 16.09.   No Waiver of Subordination Provisions......................................................     83
Section 16.10.   Notice to Trustee..........................................................................     84
Section 16.11.   Reliance on Judicial Order or Certificate of Liquidating Agent.............................     84
Section 16.12.   Trustee Not Fiduciary for Holders of Senior Debt...........................................     84
Section 16.13.   Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's
                 Rights.....................................................................................     85
Section 16.14.   Article Applicable to Paying Agents........................................................     85
Section 16.15.   Defeasance of this Article 16..............................................................     85

                                                     ARTICLE 17

                                              MISCELLANEOUS PROVISIONS

Section 17.01.   Provisions Binding on Company's Successors.................................................     85
Section 17.02.   Official Acts by Successor Corporation.....................................................     85
Section 17.03.   Addresses for Notices, Etc.................................................................     85
Section 17.04.   Governing Law..............................................................................     86
Section 17.05.   Evidence of Compliance with Conditions Precedent, Certificates to Trustee..................     86
Section 17.06.   Legal Holidays.............................................................................     87
Section 17.07.   Company Responsible for Making Calculations................................................     87
Section 17.08.   Trust Indenture Act........................................................................     87

Section 17.09.   No Security Interest Created...............................................................     87
Section 17.10.   Benefits of Indenture......................................................................     88
Section 17.11.   Table of Contents, Headings, Etc...........................................................     88
Section 17.12.   Authenticating Agent.......................................................................     88
Section 17.13.   Execution in Counterparts..................................................................     89
Section 17.14.   Severability...............................................................................     89

Exhibit A                      Form of Debenture

                                    INDENTURE

                                    INDENTURE dated as of April 20, 2004 between
                           Allied Waste Industries, Inc., a Delaware corporation (hereinafter called the "Company"), having its principal office at 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260, and U.S. Bank National Association, as trustee hereunder (hereinafter called the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 4-1/4% Senior Subordinated Convertible Debentures due 2034 in an aggregate principal amount not to exceed $230,000,000 on the date hereof (the "Debentures"), and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of fundamental change repurchase election, a form of Company repurchase election and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

                  WHEREAS all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized,

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                   ARTICLE 1

                                   DEFINITIONS

                  Section 1.01. Definitions. The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

                           "Agent Members" has the meaning specified in Section
2.05(b).

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Five-Day Trading Period" means, with respect to any Interest Period as to which Contingent Interest may be payable, the five Trading Days ending on the second Trading Day immediately preceding the applicable Interest Period.

                  "Allied NA" means Allied Waste North America, Inc., a wholly-owned Subsidiary of the Company.

                  "Apollo" means Apollo Management IV, L.P., or its permitted transferees (exclusive of the Company, Allied NA and their respective Subsidiaries).

                  "Bid Solicitation Agent" means such Person (other than any Affiliate of the Company) as the Company may designate as Bid Solicitation Agent from time to time, and shall initially mean the Trustee.

                  "Blackstone" means the collective reference to (i) Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, and Blackstone Family Investment Partnership II L.P., a Cayman Islands limited partnership (each of the foregoing, a "Blackstone Fund") and (ii) each Affiliate of any Blackstone Fund that is not an operating company or controlled by an operating company and each general partner of any Blackstone Fund or any Blackstone Affiliate who is a partner or employee of the Blackstone Group L.P.

                  "Board of Directors" means the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it hereunder.

                  "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York.

                  "capital stock" of any Person means any and all shares (including ordinary shares or American Depositary Shares), interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

                  "Cash Settlement Averaging Period" has the meaning specified in Section 15.03(a).

                  "Cash Settlement Notice Period" has the meaning specified in
Section 15.03(a).

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.05(b), however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, $0.01 par value, per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 12 and Section 15.05(b), shall include its successors and assigns.

                  "Company Debentures Payment" has the meaning specified in
Section 16.02.

                  "Company Payment Blockage Period" has the meaning specified in
Section 16.03.

                  "Company Proceeding" has the meaning specified in Section
16.02.

                  "Company Repurchase Date" has the meaning specified in Section 3.06(a).

                  "Company Repurchase Election" has the meaning specified in
Section 3.06(c).

                  "Company Repurchase Notice" has the meaning specified in
Section 3.06(b).

                  "Company Repurchase Price" has the meaning specified in
Section 3.06(a).

                  "Company Senior Nonmonetary Default" has the meaning specified in Section 16.03.

                  "Company Senior Payment Default" has the meaning specified in
Section 16.03.

                  "Constituent Person" has the meaning specified in Section 15.05(b).

                  "Contingent Interest" has the meaning specified in Section
4.01.

                  "Continuing Director" means, as of any date of determination with respect to any Person, any member of the Board of Directors of such Person who (i) was a member of such Board of Directors on the date of this Indenture or
(ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

                  "Conversion Agent" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for conversion.

                  "Conversion Date" has the meaning specified in Section 15.02.

                  "Conversion Obligation" has the meaning specified in Section 15.03(a).

                  "Conversion Price" as of any day means $1,000 divided by the Conversion Rate as of such date and rounded to the nearest cent. The Conversion Price shall initially be $20.43 per share of Common Stock.

                  "Conversion Rate" has the meaning specified in Section 15.04.

                  "Conversion Retraction Period" has the meaning specified in
Section 15.03(a).

                  "Conversion Trading Price" means, as of any of date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Debentures obtained by the Bid Solicitation Agent for $5,000,000 aggregate principal amount of Debentures at approximately 4:00 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers (none of which shall be an Affiliate of the Company) selected by the Company; provided, however, if at least three such bids cannot be reasonably obtained by the Bid Solicitation Agent, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can be reasonably be obtained by the Bid Solicitation Agent, the one shall be used. If, however, no bid is obtained by the Bid Solicitation Agent or, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of Debentures as of such determination date, then the Conversion Trading Price per $1,000 principal amount of the Debentures for such determination date will be deemed to be less than 98% of the product of (i) the Conversion Rate as of such determination date multiplied by (ii) the Last Reported Sale Price for the Common Stock for such determination date.

                  "Corporate Trust Office" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 60 Livingston Avenue, St. Paul, Minnesota 55107 or at any other address as the Trustee may designate from time to time by notice to the holders.

                  "Credit Facility" means the credit agreement of Allied NA, dated July 21, 1999, as amended and restated as of August 20, 2003, as further amended and restated as of November 20, 2003, and as further amended and restated as of March 30, 2004, among Allied NA, the Company, certain lenders party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, and Citicorp North America, Inc., as syndication agent, as amended, or any bank credit agreement that replaces, amends, supplements, restates or renews such Credit Facility.

                  "Current Market Price" on any day means (i) the average of the Last Reported Sale Prices per share of Common Stock for the five consecutive Trading Days preceding the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring the computation of the Current Market Price, (ii) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Last Reported Sale Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined and (iii) in the case of any other Spin-Off, the average of the Last Reported Sale Prices of the Common Stock over the first 10 Trading Days following the effective date of such Spin-Off. For purposes of this definition, the term "ex date", when used with respect to any issuance or distribution described in clause (i) of this definition, means the first date on which the Common Stock trades without the right to receive the issuance or distribution requiring the computation of the Current Market Price.

                  "Custodian" means U.S. Bank National Association, as custodian with respect to the Debentures in global form, or any successor entity thereto.

                  "Debenture" or "Debentures" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including any Global Debenture.

                  "Debenture Register" has the meaning specified in Section
2.05.

                  "Debenture Registrar" has the meaning specified in Section
2.05.

                  "Debentureholder" or "holder" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Debenture is registered on the Debenture Registrar's books.

                  "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section
2.03.

                  "Depositary" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Debentures. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

                  "Designated Senior Debt" means (i) indebtedness or guarantees of indebtedness outstanding under the Credit Facility and (ii) after payment in full of all obligations under the Credit Facility, any other Senior Debt the principal amount of which is $100.0 million or more and that has been designated by the Company as "Designated Senior Debt".

                  "Event of Default" means any event specified in Section 7.01 as an Event of Default.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "Ex-Dividend Date" means the first date upon which a sale of the Common Stock does not automatically transfer the right to receive the relevant distribution from the seller of the Common Stock to its buyer.

                  "Expiration Time" has the meaning specified in Section 15.05(a)(vi).

                  "Fair Market Value" means (i) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the initial public offering price of such securities, and (ii) in the case of any other Spin-Off, the average of the Last Reported Sale Prices of the securities being distributed in the Spin-Off over the first 10 Trading Days following the effective date of such Spin-Off.

                  "Final Notice Date" has the meaning specified in Section 15.03(a).

                  "Fundamental Change" means the occurrence of any of the following after the date of the Indenture:

                           (i) any person, or any persons (other than a Permitted Allied Successor), acting together that would constitute a "group" (a "group") for purposes of Section 13(d) of the Exchange Act, together with any Affiliates or Related Persons thereof (other than any employee stock ownership plan), beneficially own 50% or more of the total voting power of all classes of Voting Stock of the Company;

                           (ii) any person or group, together with any Affiliates or Related Persons thereof, succeeds in having a sufficient number of its nominees who have not been approved by the Continuing Directors of the Company elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate, Related Person, director, officer, employee or consultant of such person or group, will constitute a majority of the Board of Directors of the Company;

                           (iii) consummation of any share exchange, consolidation or merger of the Company or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than the Company or one or more of its Subsidiaries pursuant to which the Common Stock will be converted into cash, securities or other property; provided, however, that a transaction where the holders of the Company's Voting Stock immediately prior to such transaction have, directly or indirectly, more than 50% of the aggregate voting power of all shares of capital stock of the continuing or surviving corporation or transferee entitled to vote generally in the election of directors immediately after such event shall not be a Fundamental Change; provided, further, that so long as any senior long-term debt financing of the Company or any of its Subsidiaries is outstanding, any such transaction that does not constitute a "change of control" under the comparable provisions of any senior long-term debt financing shall not be a Fundamental Change;

                           (iv) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                           (v) the Common Stock or other common stock into which the Debentures are convertible is neither listed for trading on a U.S. national or regional securities exchange nor approved for trading on the Nasdaq National Market or another established automated over the-counter trading market in the

         United States and no American Depositary Shares or similar instruments for such common stock are so listed or approved for trading.

                  A Fundamental Change will not be deemed to have occurred in respect of any of the foregoing, however, if either:

                           (i) the Last Reported Sale Price of the Common Stock for any five Trading Days within the 10 consecutive Trading Days ending immediately before the later of the Fundamental Change or the public announcement thereof, equals or exceeds 105% of the Conversion Price of the Debentures immediately before the Fundamental Change or the public announcement thereof, or

                           (ii) at least 90% of the consideration, excluding cash payments for fractional shares, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market or another established automated over-the-counter trading market in the United States or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "publicly traded securities") and as a result of this transaction or transactions the Debentures become convertible into such publicly traded securities, excluding cash payments for fractional shares, such publicly traded securities to be valued as of the date on which the transaction or transactions constituting the Fundamental Change were publicly announced.

                  "Fundamental Change Repurchase Date" has the meaning specified in Section 3.05(a).

                  "Fundamental Change Repurchase Election" has the meaning specified in Section 3 .05(c)(i).

                  "Fundamental Change Repurchase Notice" has the meaning specified in Section 3.05(b).

                  "Fundamental Change Repurchase Price" has the meaning provided in Section 3.05(a).

                  "Global Debenture" has the meaning specified in Section 2.02.

                  "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "Initial Public Offering" means the first time securities of the same class or type as the securities being distributed in the related Spin-Off are offered to the public for cash.

                  "Interest" means, when used with reference to the Debentures, any interest payable under the terms of the Debentures, including Contingent Interest, if any.

                  "Interest Payment Date" means April 15 and October 15 of each year, commencing October 15, 2004.

                  "Interest Period" means any six-month period from April 15 to October 15 or from October 15 to April 15, commencing on or after October 15, 2004 and ending before April 15, 2034.

                  "Last Reported Sale Price" of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "Last Reported Sale Price" will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau Incorporated or similar organization. If the Common Stock is not so quoted, the "Last Reported Sale Price" will be the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date quoted by each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

                  "Major Subsidiary" means (i) so long as any long-term debt financing of the Company or any of its Subsidiaries is outstanding, any Subsidiary of the Company that is subject to any covenant relating to such long-term debt financing and (ii) if no long-term debt financing of the Company or any of its Subsidiaries is outstanding, any Significant Subsidiary of the Company or any Subsidiary that would constitute a Significant Subsidiary of the Company if the investments in, and the assets and income of, such Subsidiary were aggregated with the investments in, and the assets and income of, each other Subsidiary of the Company that has experienced a bankruptcy, insolvency or reorganization event described in Sections 7.01(i) and (j) since the date of this Indenture. For purposes of this definition, "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "non-electing share" has the meaning specified in Section 15.05(b).

                  "Officers' Certificate", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary of the Company; provided that the Officers' Certificate delivered as of the date hereof pursuant to Section 17.05 may be signed by any one of the foregoing.

                  "Opinion of Counsel" means an opinion in writing signed by the general counsel of the Company or other legal counsel reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company,

                  "Outstanding", when used with reference to Debentures and subject to the provisions of Section 9.04, means, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or
         (ii) which shall have been otherwise defeased in accordance with
         Article 13;

                  (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

                  (d) Debentures converted into Common Stock, cash or a combination of cash and Common Stock pursuant to Article 15 and Debentures deemed not outstanding pursuant to Article 3.

                  "Paying Agent" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for payment.

                  "Payment Blockage Notice" has the meaning specified in Section 16.03.

                  "Permitted Allied Successor" means (i) an issuer, other than the Company, of Voting Stock issued to the stockholders of the Company in a merger, consolidation or other transaction permitted in clause (iii) of the definition of Fundamental Change, (ii) Apollo and (iii) Blackstone.

                  "Permitted Interest Rate or Currency Protection Agreement" of any Person means any agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to debt incurred and that shall have a notional amount no greater than the payments due with respect to the debt being hedged thereby.

                  "Permitted Junior Securities" means (i) the Company's capital stock and all warrants, options or other rights to acquire capital stock (but excluding any debt security that is convertible into, or exchangeable for, capital stock) or (ii) the Company's debt securities that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Debentures are subordinated to Senior Debt pursuant to this Indenture.

                  "permitted transferees" means, with respect to any Person, (i) any Affiliate of such Person; (ii) any investment manager, investment advisor, or constituent general partner of such Person; or (iii) any investment fund, investment account, or investment entity that is organized by such Person or its Affiliates and whose investment manager, investment advisor, or constituent general partner is such Person or a permitted transferee of such Person.

                  "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

                  "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

                  "Purchased Shares" has the meaning specified in Section 15.05(a)(vi).

                  "Redemption Date" has the meaning specified in Section
3.02(a).

                  "Redemption Notice" has the meaning specified in Section 3.02(a).

                  "Redemption Price" has the meaning specified in Section 3.01.

                  "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the April 1 or October 1 immediately preceding such Interest Payment Date (whether or not a Business Day).

                  "Related Person" of any Person means, without limitation, any other Person owning (i) 5% or more of the outstanding common stock of such Person or (ii) 5% or more of the Voting Stock of such Person.

                  "Repurchase Date" means the Fundamental Change Repurchase Date or the Company Repurchase Date, as applicable.

                  "Repurchase Election" means the Fundamental Change Repurchase Election or the Company Repurchase Election, as applicable.

                  "Repurchase Price" means the Fundamental Change Repurchase Price or the Company Repurchase Price, as applicable.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer of the Trustee who has direct responsibility for the administration of this Indenture and also shall mean any other officer or person performing similar functions to whom any corporate trust matter is referred because of such Person's knowledge of any familiarity with the particular subject.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "Special Record Date" has the meaning specified in Section
2.03.

                  "Senior Debt" means (i) all the Company's indebtedness outstanding under the Credit Facility and all Permitted Interest Rate or Currency Protection Agreements with respect thereto, unless the instrument under which such indebtedness is incurred expressly provides that it is on parity with or subordinated in right of payment to the Debentures or subordinated to any of the Company's other indebtedness, (ii) any of the Company's other indebtedness, unless the instrument under which such indebtedness is incurred expressly provides that it is on parity with or subordinated in right of payment to the Debentures or subordinated to any of the Company's other debt and (iii) all obligations with respect to the items listed in the preceding two clauses. Notwithstanding anything to the contrary in the preceding sentence, Senior Debt will not include any liability for federal, state, local or other taxes owed or owing by the Company, any trade payables or any of the Company's indebtedness owing to any of its Subsidiaries or other Affiliates.

                  "Spin-Off" means a dividend or other distribution on the Common Stock of shares of capital stock of any class or series, or similar equity interests, of or relating to any Subsidiary of the Company or other business unit of the Company.

                  "Stated Maturity" means April 15, 2034.

                  "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

                  "Tax Original Issue Discount" means the amount of ordinary interest income on a Debenture that must be accrued as original issue discount for United States Federal income tax purposes pursuant to U.S. Treasury Regulation section 1.1275-4.

                  "Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

                  "Trading Price" means, as of any of date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Debentures obtained by the Bid Solicitation Agent for $5,000,000 aggregate principal amount of Debentures at approximately 4:00 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers (none of which shall be an Affiliate of the Company) selected by the Company; provided, however, if at least three such bids cannot be reasonably obtained by the Bid Solicitation Agent, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can be reasonably be obtained by the Bid Solicitation Agent, the one shall be used. If, however, no bid is obtained by the Bid Solicitation Agent or, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of Debentures as of such determination date, then the Trading Price per $1,000 principal amount of the Debentures for such determination date will equal (i) the Conversion Rate as of such determination date multiplied by (ii) the average Last Reported Sale Price for the Common Stock on the five Trading Days ending on such determination date.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Section 11.03; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means U.S. Bank National Association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                  "Voting Stock" of any Person means capital stock of such Person that ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                                   ARTICLE 2

                 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
                             EXCHANGE OF DEBENTURES

                  Section 2.01. Designation Amount and Issue of Debentures. The Debentures shall be designated as "4-1/4% Senior Subordinated Convertible Debentures due 2034". Debentures not to exceed the aggregate principal amount of $230,000,000 (except Debentures authenticated and delivered pursuant to Sections 2.05, 2.06, 3.05, 3.06 and 15.02 hereof) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chief Executive Officer, its President, its Chief Operating Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), without any further action by the Company hereunder.

                  Section 2.02. Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

                  So long as the Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(a), all of the Debentures will be represented by one or more Debentures in global form registered in the name of the Depositary or the nominee of the Depositary (a "Global Debenture"). The transfer and exchange of beneficial interests in any such Global Debenture shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial holders of a Global Debenture will not receive or be entitled to receive physical delivery of certificates in definitive registered form and will not be considered holders of such Global Debenture.

                  Any Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Debentures in accordance with this Indenture. Payment of principal of and Interest on any Global Debenture shall be made to the holder of such Global Debenture.

                  Section 2.03. Date and Denomination of Debentures; Payments of Interest. The Debentures shall be issuable in fully registered form without interest coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Debenture shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the Interest payable on such Interest Payment Date, except that the Interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the Redemption Date or the Repurchase Date, as the case may be, is an Interest Payment Date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the applicable Regular Record Date). Notwithstanding the foregoing, if any Debenture (or portion thereof) is converted into Common Stock during the period after a Regular Record Date to, but excluding, the next succeeding Interest Payment Date and such Debenture (or portion thereof) has been called or tendered for redemption on a Redemption Date which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of any such Debenture (or portion thereof), except as provided in Section 15.02. The Company shall pay Interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to Interest on Debentures with an aggregate principal amount in excess of $2,000,000) or
(ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

                  Any Interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any April 15 or October 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant Regular Record Date by virtue of his having been such Debentureholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be the date fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the

                  Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

                           (2) The Company may make payment of any Defaulted
                  Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Section 2.04. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President, Chief Operating Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.12), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debentures had not ceased to be such officer of the Company, and any Debenture may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                  Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section
5.02 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.02.

                  Upon surrender for registration of transfer of any Debenture to the Debenture Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such legends as may be required by this Indenture.

                  Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.02. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

                  All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

                  All Debentures presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to any holder of Debentures for any registration of, transfer or exchange of Debentures, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

                  Neither the Company nor the Trustee nor any Debenture Registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of 15 days preceding any selection of Debentures to be redeemed, (b) any Debentures or portions thereof called for redemption pursuant to Section 3.01, (c) any Debentures or portions thereof surrendered for conversion pursuant to Article 15, (d) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05 or (e) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06.

                    (b) The following provisions shall apply only to Global
Debentures:

                  (i) Each Global Debenture authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Debenture in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Debenture and a successor Depositary has not been appointed by the Company within 90 days or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) an Event of Default has occurred and is continuing, (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Debentures represented by Global Debentures or (D) any beneficial holder reasonably requests such exchange on terms acceptable to the Company, the Trustee and the Depositary, which in the case of the Trustee may include, in the Trustee's sole discretion, among other things, the requirement that (i) the Trustee and any Debenture Registrar receive (a) from the Company or the Depositary, a written order, in either case requesting such exchange, and an Opinion of Counsel (which upon receipt thereof the Trustee and such Debenture Registrar shall be fully protected in relying) to the effect that (x) all securities laws in connection with such exchange have been complied with and (y) such exchange is otherwise authorized or permitted by this Indenture; and (b) from such beneficial holder (x) an affidavit as to its beneficial ownership interest in such Global Debenture and/or (y) an indemnity, reasonably satisfactory to the Trustee and such Debenture Registrar, against any loss, liability or expense to the Trustee and such Debenture Registrar to the extent that the Trustee or Debenture Registrar acts upon such order, affidavit and/or indemnity; and (ii) such exchange can be accomplished in a manner that is practicable and not inconsistent with the rules of any applicable Depositary or securities exchange upon which the Debentures may be listed for trading. Any Global Debenture exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Debenture exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company. Any Debenture issued in exchange for a Global Debenture or any portion thereof shall be a Global Debenture; provided that any such Debenture so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Debenture.

                  (iii) Debentures issued in exchange for a Global Debenture or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Debenture or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Debenture to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Debenture Registrar. With regard to any Global Debenture to be exchanged in part, either such Global Debenture shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Debenture, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Debenture issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Debentures in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Debenture registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Debenture.

                  (vi) At such time as all interests in a Global Debenture have been redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, such Global Debenture shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Debenture is redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, the principal amount of such Global Debenture shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Debenture, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

                    (c) Each Debenture shall bear the following legend:

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE OF EACH DEBENTURE IS $1,000 PER $1,000 OF PRINCIPAL AMOUNT, AND THE ISSUE DATE IS APRIL 20, 2004. THIS DEBENTURE IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 7.625%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

                  THE COMPANY AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY COMMON STOCK RECEIVED UPON ANY CONVERSION OF THIS DEBENTURE OR UPON A PURCHASE OF THIS DEBENTURE AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE DEBENTURE AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE COMPANY AGREES TO PROVIDE

     PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: ALLIED WASTE INDUSTRIES, INC., 15880 NORTH GREENWAY-HAYDEN LOOP, SUITE 100, SCOTTSDALE, ARIZONA 85260, ATTN: INVESTOR RELATIONS.

                  Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case, the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

                  Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Debenture and make available for delivery such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or has been tendered for repurchase upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof. Every substitute Debenture issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

                  Section 2.07. Temporary Debentures. Pending the preparation of Debentures in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Debentures in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Debentures in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Debentures in certificated form and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of Debentures in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in certificated form authenticated and delivered hereunder.

                  Section 2.08. Cancellation of Debentures. All Debentures surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent or any Debenture Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Debentures in accordance with its customary procedures. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.09. CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" or "ISIN" numbers and/or similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" and/or similar numbers.

                                   ARTICLE 3

                     REDEMPTION AND REPURCHASE OF DEBENTURES

                  Section 3.01. Company's Right To Redeem. Prior to April 18, 2009, the Debentures will not be redeemable at the Company's option. At any time on or after April 18, 2009 and prior to Stated Maturity, the Company, at its option, may redeem the Debentures, in whole or in part, in accordance with the provisions of Section 3.02, Section 3.03 and Section 3.04 on the Redemption Date for a redemption price (the "Redemption Price") in cash equal to 100% of the principal amount of the Debentures to be redeemed together in each case with accrued and unpaid Interest on the Debentures redeemed to, but excluding, the Redemption Date.

                  Section 3.02. Notice of Optional Redemption; Selection of Debentures. (a) In case the Company shall desire to exercise the right to redeem all or any part of the Debentures pursuant to Section 3.01, it shall fix a date for redemption (the "Redemption Date") and it or, at its written request received by the Trustee not fewer than 45 days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "Redemption Notice") not fewer than 30 nor more than 60 days prior to the Redemption Date to each holder of Debentures so to be redeemed as a whole or in part at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Debenture called for redemption.

                    (b) Each such Redemption Notice shall specify the aggregate principal amount of Debentures to be redeemed, the CUSIP, ISIN or similar number or numbers of the Debentures being redeemed, the Redemption Date

         (which shall be a Business Day), the Redemption Price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that Interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date Interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If fewer than all the Debentures are to be redeemed, the Redemption Notice shall identify the Debentures to be redeemed (including CUSIP, ISIN or similar numbers, if any). In case any Debenture is to be redeemed in part only, the Redemption Notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

                    (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price; provided that if such payment is made on the Redemption Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price and accrued interest to, but excluding, the Redemption Date. Subject to the last sentence of
         Section 8.05, if any Debenture called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Debentures to be redeemed.

                    (d) If less than all of the outstanding Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof of the Global Debenture or the Debentures in certificated form to be redeemed (in principal amounts of $1,000 or integral multiples thereof) on a pro rata basis unless otherwise required by law or applicable stock exchange requirements. If any Debenture selected for partial redemption is submitted for conversion in part after such selection, the portion of such Debenture submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption.

         The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is submitted for conversion in part before the mailing of the Redemption Notice. Upon any redemption of less than all of the outstanding Debentures, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Debentures as are unconverted and outstanding at the time of redemption, treat as outstanding any Debentures surrendered for conversion during the period of 15 days next preceding the mailing of a Redemption Notice and may (but need not) treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

                  Section 3.03. Payment of Debentures Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, and on and after the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price) Interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue (so long as the Company has deposited funds in accordance with Section 3.02(c)) and, after the close of business on the second Business Day immediately preceding the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price) such Debentures shall cease to be convertible into Common Stock and, except as provided in Section 8.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the Redemption Price thereof. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for redemption on such date.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

                  Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any Redemption Notice during the continuance of a default in payment of Interest on the Debentures. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Debenture, compounded semi-annually, and such Debenture shall remain convertible into Common Stock until the principal and Interest shall have been paid or duly provided for. The Company will notify all of the holders if the Company redeems any of the Debentures.

                  Section 3.04. [Reserved].

                  Section 3.05. Repurchase of Debentures by the Company at Option of Holders upon a Fundamental Change. (a) If a Fundamental Change shall occur at any time prior to Stated Maturity, each holder shall have the right, at such holder's option, to require the Company to repurchase any or all of such holder's Debentures, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000, on the date specified in the Fundamental Change Repurchase Notice, which date shall be no more than 30 days after the date of the Fundamental Change Repurchase Notice (subject to extension to comply with applicable law) (the "Fundamental Change Repurchase Date"). The Company shall repurchase such Debentures at a price (the "Fundamental Change Repurchase Price") equal to 100% of the principal amount thereof plus any accrued and unpaid Interest to but excluding the Fundamental Change Repurchase Date.

                           (b) On or before the 30th day after the occurrence of a Fundamental Change, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "Fundamental Change Repurchase Notice") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof to each holder of Debentures at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Fundamental Change to the Trustee and Paying Agent, if other than the Trustee, at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Fundamental Change Repurchase Notice shall state, among other things:

                      (i) the events causing the Fundamental Change;

                      (ii) the date of the Fundamental Change;

                      (iii) the last date on which a holder may exercise the
                  repurchase right;

                      (iv) the Fundamental Change Repurchase Price, excluding
                  accrued and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Debentures on the Fundamental Change Repurchase Date;

                      (v) the Fundamental Change Repurchase Date;

                      (vi) the name and address of the Paying Agent and the
                  Conversion Agent;

                      (vii) whether the Company elects to pay the Fundamental
                  Change Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amount of each;

                      (viii) that Debentures as to which a Fundamental Change
                  Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                      (ix) that the holder shall have the right to withdraw any
                  Debentures surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (or any such later time as may be required by applicable law);

                      (x) a description of the procedures which a
                  Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                      (xi) the CUSIP, ISIN or similar number or numbers of the
                  Debentures (if then generally in use); and

                      (xii) briefly, the conversion rights of the Debentures and whether, at the time of such notice, the Debentures are eligible for conversion.

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.05.

                                    (c) Debentures shall be repurchased pursuant
         to this Section 3.05 at the option of the holder upon:

                           (i) delivery to the Trustee (or other Paying Agent
                  appointed by the Company) by a holder of a duly completed notice (a "Fundamental Change Repurchase Election") in the form set forth on the reverse of the Debenture at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (subject to extension to comply with applicable law) stating:

                                    (A) if certificated, the certificate numbers
                           of the Debentures which the holder shall deliver to be repurchased;

                                    (B) the portion of the principal amount of
                           the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                                    (C) that such Debentures shall be
                           repurchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Debentures and in this Indenture; and

                           (ii) delivery or book-entry transfer of the
                  Debentures to the Trustee (or other Paying Agent appointed by the Company) at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (subject to extension to comply with applicable law) (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company), such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 3.05 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

                  If the Debentures are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

                  Section 3.06. Repurchase of Debentures by the Company at Option of Holders on Specified Dates. (a) On each of April 15, 2011, April 15, 2014, April 15, 2019, April 15, 2024 and April 15, 2029 (each, a "Company Repurchase Date"), each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion of the principal amount thereof that is an integral multiple of $1,000. The Company shall repurchase such Debentures at a price (the "Company Repurchase Price") equal to 100% of the principal amount thereof plus any accrued and unpaid Interest to, but excluding, the Company Repurchase Date.

                  (b) On or before the 20th day prior to each Company Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "Company Repurchase Notice") to each holder of Debentures at its last address as the same appears on the Debenture Register, and to beneficial owners as required by applicable law; provided that if the Company shall give such notice, it shall also give written notice to the Trustee and Paying Agent, if other than the

         Trustee, at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Company Repurchase Notice shall state, among other things:

                           (i) the Company Repurchase Price, excluding accrued
                  and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Debentures on the Company Repurchase Date;

                           (ii) the Company Repurchase Date;

                           (iii) the last date on which a holder may exercise
                  the repurchase right;

                           (iv) whether the Company elects to pay the Company
                  Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amounts of each;

                           (v) the name and address of the Paying Agent and the
                  Conversion Agent;

                           (vi) that Debentures as to which a Company Repurchase
                  Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                           (vii) that the holder shall have the right to
                  withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Company Repurchase Date (or any such later time as may be required by applicable law);

                           (viii) a description of the procedures which a
                  Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                           (ix) the CUSIP, ISIN or similar number or numbers of
                  the Debentures (if then generally in use); and

                           (x) briefly, the conversion rights of the Debentures
                  and whether, at the time of such notice, the Debentures are eligible for conversion.

                  No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.06.

                        (c) Debentures shall be repurchased pursuant to this
Section 3.06 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "Company Repurchase Election") in the form set forth on the reverse of the Debenture at any time from the opening of business on the 20th Business Day preceding the Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date stating:

                           (A) if certificated, the certificate numbers of the
                  Debentures which the holder shall deliver to be repurchased;

                           (B) the portion of the principal amount of the
                  Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                           (C) that such Debentures shall be repurchased as of
                  the Company Repurchase Date pursuant to the terms and conditions specified in the Debentures and in the Indenture; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Company Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company), such delivery or transfer being a condition to receipt by the holder of the Company Repurchase Price therefor; provided that such Company Repurchase Price shall be so paid pursuant to this Section 3.06 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Company Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If the Debentures are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

         Section 3.07. Company's Right To Elect Manner of Payment of Repurchase Price. (a) The Debentures to be repurchased by the Company on any Repurchase Date pursuant to Section 3.05 or Section 3.06, may be paid for, in whole or in part, at the election of the Company (in the Company's sole discretion), in U.S. legal tender ("cash"), shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Section 3.07(e); provided that accrued and unpaid Interest and any fractional interest in shares of Common Stock shall be paid in cash in an amount based upon the Last Reported Sale Price with respect to the applicable Repurchase Date. The Company shall designate in its Repurchase Notice whether the Company will purchase the Debentures for cash or shares of Common Stock, or, if a combination thereof, the percentage of the Repurchase Price that it will pay in cash and the percentage that it will pay in shares of Common Stock; provided that the Company will pay cash for accrued and unpaid Interest and for fractional interests in shares of Common Stock in an amount based upon the Last Reported Sale Price with respect to the applicable Repurchase Date. For purposes of determining the amount of any fractional interests, all Debentures subject to repurchase held by a holder shall be considered together (no matter how many separate certificates are to be presented).

                  (b) Each holder whose Debentures are repurchased pursuant to
         Section 3.05 or Section 3.06 shall receive the same percentage of cash or shares of Common Stock in payment of the Repurchase Price for such Debentures as any other holder whose Debentures are so repurchased, except (i) as provided in Section 3.07(a) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Debentures of a holder or holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable state securities laws cannot be obtained, or because the conditions to purchasing such Debentures for shares of Common Stock set forth in
         Section 3.07(e) have not been satisfied, the Company may purchase the Debentures of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Repurchase Notice to holders except as provided in the preceding sentence or pursuant to Section 3.07(e) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Repurchase Date, any condition to the payment of the Repurchase Price in whole or in part in shares of Common Stock.

                  (c) At least three Business Days before the date of any Repurchase Notice, the Company shall deliver an Officers' Certificate to the Trustee specifying:

           (i) the manner of payment selected by the Company;

           (ii) the information required to be included in the Repurchase
         Notice;

           (iii) if the Company elects to pay the Repurchase Price, or a specified percentage thereof, in shares of Common Stock, to the extent applicable, that the conditions to such manner of payment set forth in
         Section 3.07(e) have been or will be complied with; and

           (iv) whether the Company desires the Trustee to give the Repurchase Notice required.

                  (d) If the Company elects to pay the Repurchase Price, or any percentage thereof, with respect to a Repurchase Date in shares of Common Stock, the number of shares of Common Stock to be delivered with respect to each $1,000 principal amount of Debentures shall be equal to the quotient obtained by dividing (i) the dollar amount of the Repurchase Price (not including any accrued and unpaid interest) to be paid in shares of Common Stock by (ii) the average Last Reported Sale Prices of the Common Stock for the five Trading Days immediately preceding the Repurchase Date; provided that no fractional shares will be delivered.

                  (e) The Company's right to elect to pay some or all of the Repurchase Price with respect to a Repurchase Date by delivering shares of Common Stock shall be conditioned upon:

           (i) the Company giving timely notice of its election and not having previously given notice of an election to pay the Repurchase Price with respect to such Repurchase Date entirely in cash;

           (ii) the approval for listing of such shares of Common Stock on each U.S. national or regional securities exchange on which the Common Stock is then listed, subject to official notice of issuance, and approval of trading of such shares of Common Stock on the New York Stock Exchange or other similar securities exchange on which the Common Stock is then traded;

           (iii) information necessary to calculate the Last Reported Sale Price being published in a daily newspaper of national circulation or being otherwise readily publicly available;

           (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

           (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Common Stock are in conformity with this Indenture and
         (B) the shares of Common Stock to be issued by the Company in payment of the Repurchase Price in respect of Debentures have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price will be validly issued, fully paid and nonassessable and free from preemptive rights under the Company's Certificate of Incorporation and By-laws, in each case as then in effect, and the Delaware General Corporation Law (or other applicable corporate law), and, in the case of such Officers' Certificate, stating that each of the conditions in this clause (e) have been satisfied and, in the case of such Opinion of Counsel, stating that the condition in clause (iv) above has been satisfied.

                  If the foregoing conditions are not satisfied with respect to a holder or holders prior to the close of business on the Business Day immediately preceding the Repurchase Date the Company shall pay the entire Repurchase Price of the Debentures of such holder or holders in cash.

                  Upon determination of the actual number of shares of Common Stock to be issued upon repurchase of Debentures, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc., Bloomberg Business News or a comparable news service containing this information or publish the information on the Company's website on the World Wide Web or through such other public medium as the Company may use at that time.

                           (f) All shares of Common Stock delivered upon repurchase or redemption of the Debentures shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

                           (g) If a holder is paid some or all of the Repurchase Price with respect to such holder's Debentures in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock; provided that the holder shall pay any such tax which is due because the holder requests the Common Stock to be issued in a name other than that of the holder. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

                  Section 3.08. Conditions and Procedures for Repurchase at Option of Holders. (a) The Company shall repurchase from the holder thereof, pursuant to Section 3.05 or Section 3.06, a portion of a Debenture, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Debenture also apply to the repurchase of such portion of such Debenture. Upon presentation of any Debenture repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of any authorized denomination, in aggregate principal amount equal to the portion of the Debentures presented not repurchased.

                           (b) On or prior to a Repurchase Date, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money sufficient to repurchase on the Repurchase Date all the Debentures or portions thereof to be repurchased on such date at the Repurchase Price; provided that if such deposit is made on the Repurchase Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

                  If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds money sufficient to pay the aggregate Repurchase Price of all the Debentures or portions thereof that are to be repurchased on the Repurchase Date, then, on the Business Day following such date (i) such Debentures will cease to be outstanding, (ii) Interest on such Debentures will cease to accrue (whether or not book-entry transfer of the Debentures has been made or the Debentures have been delivered to the Trustee or Paying Agent) and
(iii) all other rights of the holders of such Debentures will terminate (other than the right to receive the Repurchase Price upon transfer or delivery of the Debentures).

                           (c) Upon receipt by the Trustee (or other Paying
                  Agent appointed by the Company) of a Repurchase Election, the holder of the Debenture in respect of which such Repurchase Election was given shall (unless such notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Debenture. Such Repurchase Price shall be paid to such holder, subject to receipt of funds and/or Debentures by the Trustee (or other Paying Agent appointed by the Company), promptly following the later of (x) the Repurchase Date with respect to such Debenture (provided the holder has satisfied the conditions in Section 3.05(c) or Section 3.06(c), as applicable) and (y) the time of book-entry transfer or delivery of such Debenture to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by Section 3.05(c) or Section 3.06(c), as applicable. Debentures in respect of which a Repurchase Election has been given by the holder thereof may not be converted pursuant to Article 15 hereof on or after the date of the delivery of such Repurchase Election unless such notice has first been validly withdrawn.

                           (d) Notwithstanding anything herein to the contrary,
                  any holder delivering to the office of the Trustee (or other Paying Agent appointed by the Company) a Repurchase Election shall have the right to withdraw such election, in whole or in part, at any time prior to the close of business on the Business Day preceding the Repurchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Trustee (or other Paying Agent appointed by the Company) specifying:

                                    (i) the principal amount of the Debenture
                           with respect to which such notice of withdrawal is being submitted, and

                                    (ii) the certificate number, if any, of the
                           Debenture in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Debenture in respect of which such notice of withdrawal is being submitted is represented by a Global Debenture,

                                    (iii) the principal amount, if any, of such
                  Debenture which remains subject to the original Repurchase Election and which has been or will be delivered for repurchase by the Company.

                  If the Debentures are not in certificated form, holders must provide notice of their withdrawal in accordance with the appropriate procedures of the Depositary.

                  The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Election or written notice of withdrawal thereof.

                           (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Debentures at the time of a Fundamental Change Repurchase Notice or a Company Repurchase Notice. If then required by applicable rules, the Company will file a Schedule TO or any other schedule required in connection with any offer by the Company to repurchase Debentures.

                           (f) There shall be no repurchase of any Debentures pursuant to Section 3.05 or Section 3.06 if there has occurred at any time prior to, and is continuing on, the Repurchase Date an Event of Default (other than an Event of Default that is cured by the payment of the Repurchase Price with respect to such Debentures). The Paying Agent will promptly return to the respective holders thereof any Debentures
         (x) with respect to which a Repurchase Election has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Debentures) in which case, upon such return, the Repurchase Election with respect thereto shall be deemed to have been withdrawn.

                           (g) The Trustee (or other Paying Agent appointed by the Company) shall return to the Company any cash that remains unclaimed as provided in Section 13.03, together with interest, if any, thereon, held by them for the payment of the Repurchase Price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.08(b) exceeds the aggregate Repurchase Price of the Debentures or portions thereof which the Company is obligated to purchase as of the Repurchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                           (h) In the case of a reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance to which Section 15.05(b) applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive cash, securities or other property, which includes shares of Common

         Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a U.S. national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such cash, securities or other property (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repurchase the Debentures following a Fundamental Change, including without limitation the applicable provisions of this Article 3 and the definition of Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company (in lieu of the Company).

                                   ARTICLE 4

                               CONTINGENT INTEREST

                  Section 4.01. Contingent Interest. Additional interest ("Contingent Interest") will accrue on each Debenture during an Interest Period, beginning with the Interest Period commencing on April 15, 2009, if the average Trading Price of the Debentures during the Applicable Five-Day Trading Period equals or exceeds 125% of the principal amount of the Debentures. If Contingent Interest accrues during an Interest Period pursuant to the preceding sentence, the amount of Contingent Interest payable with respect to such Interest Period per $1,000 principal amount of Debentures shall equal 0.25% of the average Trading Price during the Applicable Five-Day Trading Period with respect to such Interest Period. The Trustee's sole responsibility pursuant to this Section 4.01 shall be to obtain the bids for determining the Trading Price of the Debentures for each Trading Day during the Applicable Five-Day Trading Period and to provide such information to the Company, to the extent that the Trustee is then the Bid Solicitation Agent. The Company shall determine the Trading Price and whether holders are entitled to receive Contingent Interest, and if so, provide notice pursuant to Section 4.03. Notwithstanding any term contained in this Indenture or any other document to the contrary, the Trustee shall have no responsibilities, duties or obligations for or with respect to (i) determining whether the Company must pay Contingent Interest or (ii) determining the amount of Contingent Interest, if any, payable by the Company.

                  Section 4.02. Payment of Contingent Interest. Contingent Interest for any Interest Period shall be paid on the immediately succeeding Interest Payment Date to the Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on the corresponding Regular Record Date. Contingent Interest due under this Article 4 shall be treated for all purposes of this Indenture like any other interest accruing on the Debentures.

                  Section 4.03. Contingent Interest Notification. (a) As soon as practicable following the first Business Day of an Interest Period for which Contingent Interest will be payable pursuant to Section 4.01, the Company shall issue a press release stating that Contingent Interest will be paid on the Debentures and identifying the Interest Period and publish the information on its website on the World Wide Web.

                           (b) On any Interest Payment Date on which Contingent Interest is payable pursuant to this Article 4, the Company shall deliver notice to the Trustee, issue a press release stating the amount of such Contingent Interest and setting the forth the manner in which such amount was calculated and publish such information on its website on the World Wide Web.

                                   ARTICLE 5

                       PARTICULAR COVENANTS OF THE COMPANY

                  Section 5.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3) and Interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures.

                  Section 5.02. Maintenance of Office or Agency. The Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and notices and demands to or upon the Company in respect of the Debentures and this Indenture at the Corporate Trust Office of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. The Company may also from time to time designate co-registrars and one or more offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as Paying Agent, Debenture Registrar, Custodian, Bid Solicitation Agent and Conversion Agent, and the Corporate Trust Office shall be considered as the office or agency of the Company for each of the aforesaid purposes.

                  So long as the Trustee is the Debenture Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

                  Section 5.03. Appointments to Fill vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 5.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of or Interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or Interest on the Debentures when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of or Interest on the Debentures, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal or Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

                           (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or Interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or Interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of or Interest on the Debentures when the same shall become due and payable.

                           (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this
         Section 5.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such sums.

                           (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to Sections 13.02 and 13.03.

                  The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

                  Section 5.05. Existence. Subject to Article 12, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

                  Section 5.06. [Reserved].

                  Section 5.07. [Reserved].

                  Section 5.08. Compliance Certificate. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which fiscal year of the Company is presently the twelve calendar months ending December 31), a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

                  The Company will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 5.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

                  Section 5.09. Contingent Debt Tax Treatment. The Company agrees and, by acceptance of a Debenture, each beneficial holder of a Debenture will be deemed to have agreed for United States federal income tax purposes (1) to treat the Debentures as debt instruments that are subject to Treas. Reg. Sec. 1.1275-4 (the "Contingent Payment Regulations"), (2) to treat the fair market value of any common stock received upon any conversion of the Debentures or upon a purchase of the Debentures at the holder's option as a contingent payment for purposes of the Contingent Payment Regulations and (3) to accrue interest with respect to the Debentures as original issue discount for United States federal income tax purposes according to the "noncontingent bond method" set forth in the Contingent Payment Regulations and to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the Debentures. A holder of Debentures may obtain the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule for the Debentures, determined by the Company pursuant to Treas. Reg. Sec. 1.1275-4, by submitting a written request for it to the Company at the following address: Allied Waste Industries, Inc., 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260, Attention: Investor Relations.

                                   ARTICLE 6

                       DEBENTUREHOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

                  Section 6.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each April 1 and October 1 in each year beginning with October 1, 2004, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture Registrar.

                  Section 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Debenture Registrar or co-registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

                           (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                           (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

                  Section 6.03. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the year 2004, the Trustee shall transmit to holders of Debentures such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

                           (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will promptly notify the Trustee in writing when the Debentures are listed on any stock exchange or automated quotation system or delisted therefrom.

                  Section 6.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Debentures are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE 7

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                             ON AN EVENT OF DEFAULT

                  Section 7.01. Events of Default. An "Event of Default" with respect to the Debentures, means any one of the following events (each, an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal of any of the Debentures as and when the same becomes due and payable at Stated Maturity; or

                  (b) default in the payment of Interest on any of the Debentures as and when the same becomes due and payable, and such default continues for a period of 30 days; or

                  (c) default in the Company's obligation to convert the Debentures into shares of Common Stock, cash or a combination of cash and shares of Common Stock upon the exercise of a Debentureholder's rights pursuant to Article 15 and continuation of such default for a period of 10 days; or

                  (d) default in the Company's obligation to repurchase the Debentures at the option of a holder upon a Fundamental Change pursuant to Section 3.05 or on specified dates pursuant to Section 3.06; or

                  (e) default in the Company's obligation to redeem the Debentures after it has exercised its option to redeem; or

                  (f) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 7.01 specifically dealt with) or the Debentures, and continuance of such default or breach for a period of 60 days after there has been given to the Company by the Trustee or to the Company and the Trustee by the Debentureholders of at least 10% in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.04, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (g) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or obligations constituting, indebtedness of the Company or any of its Subsidiaries, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced, any indebtedness of the Company or any of its Subsidiaries with a principal amount then outstanding, individually or in the aggregate, in excess of $50,000,000, whether such indebtedness now exists or is hereafter incurred, which default or defaults constitute a failure to pay any portion of the principal or similar amount of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (h) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any of its Subsidiaries in an aggregate amount in excess of $50,000,000 by a court or courts of competent jurisdiction, which judgments remain unstayed, undischarged or unbonded for a period of 60 days after the entry of such judgment or judgments; or

                  (i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Major Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Major Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Major Subsidiary under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Major Subsidiary or of any substantial part of the property of the Company or any Major Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Major Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (j) the commencement by the Company or any Major Subsidiary of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Major Subsidiary to the entry of a decree or order for relief in respect of the Company or any Major Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Major Subsidiary or the filing by the Company or any Major Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by the Company or any Major Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Major Subsidiary or of any substantial part of the property of the Company or any Major Subsidiary, or the making by the Company or any Major Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Major Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Major Subsidiary in furtherance of any such action.

                  Section 7.02. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Debentures at the time outstanding as determined in accordance with Section 9.04 (other than an Event of Default specified in clause (i) or (j) of Section 7.01) occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of all of the Outstanding Debentures determined in accordance with Section 9.04, by written notice received by the Company (and, if given by the Debentureholders, received by the Trustee), may declare the principal of, premium, if any, and accrued Interest, if any, on all the Debentures to be due and payable and upon any such declaration such principal, premium, if any, and interest, if any, shall be immediately due and payable. If an Event of Default specified in clause
(i) or (j) of Section 7.01 with respect to the Outstanding Debentures determined in accordance with Section 9.04 occurs and is continuing, then the principal of, premium, if any, and accrued Interest, if any, on all the Debentures shall be immediately due and payable without any declaration or act on the part of the Trustee or any holder of such Debentures.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the

Trustee as hereinafter in this Article provided, the holders of not less than a majority in aggregate principal amount of the Outstanding Debentures determined in accordance with Section 9.04, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue Interest on all Debentures,

                           (B) the principal of (an premium, if any on) any
                  Debentures which have become due otherwise than by such declaration of acceleration and any Interest thereon at the rate borne by the Debentures,

                           (C) to the extent that payment of such interest is
                  lawful, Interest upon overdue interest at the rate provided therefor in the Debentures, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the nonpayment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 7.07.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company agrees that if:

                  (a) default is made in the payment of any Interest on any Debenture when such Interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of any Debenture at the Stated Maturity or in connection with any redemption or repurchase, in each case pursuant to Article 3 or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Debentures, if any, the whole amount then due and payable on such Debentures for principal, and Interest and, to the extent that payment of such Interest shall be legally enforceable, Interest on any overdue principal, and on any overdue Interest, at the rate or rates prescribed therefor in such Debentures or interest coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee, its agents and counsel under Section 8.06.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company.

                  If an Event of Default with respect to Debentures occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy, subject, however, to Section 7.08.

                  Section 7.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Debentureholders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.06.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of a Debenture or interest coupon any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder of a Debenture or interest coupon thereof or to authorize the Trustee to vote in respect of the claim of any holder of a Debenture or interest coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Debentureholders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Section 7.05. Trustee May Enforce Claims Without Possession of Debentures. All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures in respect of which such judgment has been recovered.

                  Section 7.06. Delay or Omission Not Waiver. No delay or omission by the Trustee or any holder of any Debentures to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

                  Section 7.07. Waiver of Past Defaults. The Debentureholders of not less than a majority in aggregate principal amount of Outstanding Debentures by written notice to the Trustee may waive on behalf of the holders of all Debentures and any interest coupons appertaining thereto a past Default or Event of Default with respect to its consequences except a Default or Event of Default
(i) in the payment of the principal of, premium, if any, or Interest on any Debenture, (ii) by the Company to convert any Debentures into shares of Common Stock, cash or a combination of cash and shares of Common Stock, (iii) in the payment of the Redemption Price pursuant to Section 3.03, (iv) in the payment of the Fundamental Change Repurchase Price pursuant to Section 3.05 or Company Repurchase Price pursuant to Section 3.06 or (v) in respect of a covenant or provision hereof which pursuant to Article 11 cannot be modified or amended without the consent of each holder of Debentures then outstanding or affected thereby. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 7.08. Control by Majority. The Debentureholders of not less than a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Debentures; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with any governmental rule or law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Debentures not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability without adequate indemnity having been offered therefor and (iii) subject to Section 8.01, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 7.09. Limitation on Suits by Debentureholders. No holder of any Debenture or any interest coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) the holder of such Debenture has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures of that series;

                  (b) the holders of at least 25% in aggregate principal amount of the Outstanding Debentures determined in accordance with Section
         9.04 have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such holder or holders of Debentures have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                  (d) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

                  (e) during such 60-day period, the holders of a majority in aggregate principal amount of the Outstanding Debentures determined in accordance with Section 9.04 have not given to the Trustee a direction inconsistent with such written request; provided, however, that the limitations contained in (a) through (e) of this Section do not apply to any suit by a holder of any Debenture for enforcement of payment of the principal of (and premium, if any) or Interest on such Debenture on or after the respective due date expressed in such Debenture.

                  No one or more holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such holders.

                  Section 7.10. Rights of Debentureholders To Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 5.02, each of the right of any holder of a Debenture or interest coupon to receive payment of principal of, premium, if any, and, subject to Sections 2.03 and 2.05, Interest on the Debenture, on or after the respective due dates expressed in the Debenture (or, in case of redemption or a required repurchase by the Company under the terms of the relevant Debentures, on the Redemption Dates or specified Repurchase Dates), the right of any holder of an interest coupon to receive payment of Interest due as provided in such interest coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, and the right, if any, to convert or exchange such Debenture in accordance with Article 15, is unconditional and shall not be impaired or affected without the consent of such holder.

                  Section 7.11. Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or Interest, upon presentation of the Debentures and interest coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: to the Trustee (including any predecessor Trustee) for amounts due under Section 8.06;

                  Second: to holders of Debentures and interest coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Debentures for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal, premium, if any, and interest, respectively; and

                  Third: the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Debentureholders pursuant to this Section 7.11. At least 15 days before such record date, the Trustee shall mail to each Debentureholder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 7.12. Restoration of Rights and Remedies. If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Debentureholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Debentureholders shall continue as though no such proceeding had been instituted.

                  Section 7.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law as in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 7.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or any Debentureholder, or group of Debentureholders, holding in the aggregate at least 10% in principal amount of the Outstanding Debentures determined in accordance with Section 9.04 or in any suit instituted by any Debentureholder for the enforcement of principal of, premium, if any, or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture (or, in the case of redemption or any required repurchase by the Company, on or after the Redemption Date or specified Repurchase Date).

                  Section 7.15. Waiver of Stay, Extension or Usury Laws. The Company agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, and premium, if any, or Interest on the Debentures contemplated herein or in the Debentures or which may affect the covenants or the performance of this Indenture; and each of the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and agrees that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 8

                                   THE TRUSTEE

                  Section 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                           (i) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the

                  Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (d) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Debentures; and

                  (e) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

                  The Trustee shall not be deemed to have knowledge or notice of any default (as defined in Section 7.08) or Event of Default hereunder unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default or Event of Default from the Company or the holders of at least 10% in aggregate principal amount of the Debentures and such notice refers to such default or Event of Default, the Debentures and the Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 8.01.

                  Section 8.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

                  (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                  (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers'

         Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (j) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action which it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  Section 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

                  Section 8.04. Trustee, Paying Agents, Bid Solicitation Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any Paying Agent, any Bid Solicitation Agent, any Conversion Agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Paying Agent, Bid Solicitation Agent, Conversion Agent or Debenture Registrar.

                  Section 8.05. Monies To Be Held in Trust. Subject to the provisions of Section 13.03, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

                  Section 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the

Trustee) incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses (including reasonable attorneys' fees and expenses) of defending themselves against any claim (whether asserted by the Company, any holder or any other Person) of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation of the Company under this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge or termination of this Indenture.

                  When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.01(i) or Section 7.01(j) with respect to the Company occurs, the expenses (including reasonable attorneys' fees and expenses) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

                  Section 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

                  Section 8.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  Section 8.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $25,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $25,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment 60 days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may, upon 10 Business Days' notice to the Company and the Debentureholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.14, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

              (i) the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

              (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 7.14, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment 60 days after either the Company or the Debentureholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within 10 days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Debentureholder, or if such Trustee so removed or any Debentureholder fails to act, the Company, upon the terms and conditions and otherwise as in
         Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

                  Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

                  No successor trustee shall accept appointment as provided in this Section 8.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 8.08 and be eligible under the provisions of Section 8.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 8.12. Succession by Merger. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any Person succeeding to all or substantially all of the corporate trust business of the Trustee, such Person shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Debentures in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Debentures or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 8.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE 9

                              THE DEBENTUREHOLDERS

                  Section 9.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article 10, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

                  Section 9.02. Proof of Execution by Debentureholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture Registrar.

                  The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.06.

                  Section 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and Interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

                  Section 9.04. Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Responsible Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determination.

                  Section 9.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                   ARTICLE 10

                          MEETINGS OF DEBENTUREHOLDERS

                  Section 10.01. Purpose of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article 7;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

                  Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in
Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to
Section 9.01, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

                  Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

                  Section 10.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the

Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in
Section 10.02.

                  Section 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a Person shall (a) be a holder of one or more Debentures on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Debentures on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

                  Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.02 or 10.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  Section 10.06. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the outstanding principal amount of the Debentures held or represented by them. The

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permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 10.07. No Delay of Rights by Meeting. Nothing contained in this Article 10 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE 11

                             SUPPLEMENTAL INDENTURES

                  Section 11.01. Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 15.05(b) or the repurchase obligations of the Company pursuant to the requirements of Section 3.08(h);

                  (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets or to guarantee the Debentures;

                  (c) to evidence the assumption by a successor Person of the obligations of the Company pursuant to Article 12;

                  (d) to add to the covenants of the Company such further covenants for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in

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         respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to establish the forms or terms of the Debentures;

                  (f) to cure any ambiguity or correct any error in this Indenture, so long as such action will not adversely affect the interests of holders of Debentures; provided that any such amendment made solely to conform the provisions of this Indenture to the description of the Debentures in the prospectus supplement relating to the Debentures will be deemed not to adversely affect the interests of holders;

                  (g) to evidence the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures;

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted; or

                  (i) make other changes to the Indenture or forms or terms of the Debentures, provided no such change individually or in the aggregate with all other such changes has or will have a material adverse effect on the interests of the Debentureholders.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.02.

                  Section 11.02. Supplemental Indenture with Consent of Debentureholders. With the consent (evidenced as provided in Article 9) of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or

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

indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall
(i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time for payment of Interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or Interest thereon payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture upon the happening of a Fundamental Change in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holders of Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth herein, including Section 15.05(b), or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case, without the consent of the holder of each Debenture so affected, or modify any of the provisions of this Section 11.02 or Section 7.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

                  Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Debentureholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 11.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect; provided that this
Section 11.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been

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

qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 11.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.12) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

                  Section 11.05. Evidence of Compliance of Supplemental Indenture To Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 12

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                  Section 12.01. Company May Consolidate on Certain Terms. Subject to the provisions of Section 12.02, the Company shall not consolidate with or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company transfer, convey, sell, lease or otherwise dispose of all or substantially all its or its Subsidiaries' consolidated property and assets, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or transferee Person, if other than the Company, is a legal entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, transfer, conveyance, sale, lease or other disposition, all the obligations of the Company under the Debentures and this Indenture, including the due and punctual payment of the principal of and Interest on all of the Debentures, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee,

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executed and delivered to the Trustee by the Person (if other than the Company)
formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.05(b); and (iii) immediately before and after giving effect to the transaction described above, no Event of Default, and no event which, after notice or passage of time or both, would become an Event of Default, shall have happened and be continuing.

                  Section 12.02. Successor To Be Substituted. In case of any such consolidation, merger, transfer, conveyance, sale, lease or other disposition and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of all the obligations of the Company under the Debentures and this Indenture, including the due and punctual payment of the principal of and Interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Allied Waste Industries, Inc. any or all of the Debentures, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, transfer, conveyance, sale, lease or other disposition, the Person named as the "Company" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its covenants and its obligations under this Indenture and the Debentures.

                  In case of any such consolidation, merger, transfer, conveyance, sale, lease or other disposition, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

                  Section 12.03. Opinion of Counsel To Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, transfer, conveyance, sale, lease or other disposition and any such assumption complies with the provisions of this Article 12.

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

                                   ARTICLE 13

                     SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable and the Company shall deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04), in trust, funds sufficient to pay all amounts due and owing on Debentures (other than any Debentures that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and Interest on the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder, including those pursuant to Section 8.06), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 17.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

                  Section 13.02. Paying Agent To Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                  Section 13.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or Interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of or Interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment that such holder may be

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

entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 14

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                             OFFICERS AND DIRECTORS

                  Section 14.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or Interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE 15

                            CONVERSION OF DEBENTURES

                  Section 15.01. Right To Convert. (a) Subject to and upon compliance with the provisions of this Indenture, prior to April 15, 2034, the holder of any Debenture shall have the right, at such holder's option, to convert the principal amount of the Debenture, or any portion of such principal amount which is an integral multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Debenture so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 15.01 and in the manner provided in
Section 15.02. The Debentures shall be convertible only during the following periods upon the occurrence of one of the following events:

                           (i) during any calendar quarter commencing after the
                  quarter ended June 30, 2004 and before June 30, 2034 if the Last Reported Sale Price for the Common Stock for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on the last Trading Day of the previous calendar quarter is greater than 125% of the Conversion Price on such last Trading Day;

                           (ii) in the event that the Company calls any or all
                  of the Debentures for redemption, at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date (unless the Company fails to pay the Redemption Price); provided that only those

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

                  Debentures that are called for redemption may be converted following such an event;

                           (iii) during the five Business Day period after any
                  three consecutive Trading Day period in which the average Conversion Trading Price per Debenture, as determined following a request by a holder in accordance with the procedures described below, for such period is less than 98% of the average of the product of the Conversion Rate and the Last Reported Sale Price of the Common Stock for each day during such period; provided that if, on the date of any conversion pursuant to this Section 15.01(a)(iii) that is on or after April 15, 2029, the Last Reported Sale Price of the Common Stock is greater than the Conversion Price, then holders of Debentures surrendered for conversion will receive, in lieu of Common Stock based on the Conversion Rate, shares of Common Stock with a value equal to the principal amount of the Debentures converted; or

                           (iv) as provided in Section (b) of this Section
                  15.01.

                  In connection with any conversion pursuant to Section 15.01(a)(iii), the Trustee shall have no obligation to obtain the bids necessary for the Company to determine the Conversion Trading Price of the Debentures unless the Company has requested it to do so, and the Company shall have no obligation to make such request unless a holder of Debentures provides the Company with reasonable evidence that the Conversion Trading Price per Debenture is less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate. At such time, the Company will instruct the Trustee to obtain the bids (in the manner described in the definition of Conversion Trading Price) beginning on the next Trading Day and on each successive Trading Day until the Conversion Trading Price per Debenture is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

                  The Company or its designated agent shall determine on a daily basis during the time period specified in Section 15.01(a)(i) and 15.01(a)(iii) whether the Debentures shall be convertible as a result of the occurrence of an event specified in clause (i) or (iii) above and, if the Debentures shall be so convertible, the Company shall promptly deliver to the Trustee (or other Conversion Agent appointed by the Company) written notice thereof. Whenever the Debentures shall become convertible pursuant to this Section 15.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 17.03, and the Company shall also publicly announce such information by publication on the Company's website or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

                  The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's

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duties and obligations pursuant to Section 15.01(a) hereof, and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 15.01(a) hereof.

                           (b) In addition, if:

                        (i) (A) the Company distributes to all holders of Common
                  Stock rights, warrants, options or other securities entitling them to subscribe for or purchase, for a period expiring within 45 days of the date after the date of distribution, shares of Common Stock, or securities convertible into shares of Common Stock, at less than the average of the Last Reported Sale Prices of the Common Stock for the five Trading Days immediately preceding the declaration date of the distribution, or (B) the Company distributes to all holders of Common Stock assets, evidence of indebtedness or other property or rights to subscribe for or purchase securities of the Company, which distribution has a per share value as determined by the Board of Directors and set forth in a Board Resolution exceeding 10% of the average of the Last Reported Sale Prices of the Common Stock for the five Trading Days immediately preceding the declaration date for such distribution, then, in either case, the Debentures may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than 20 Business Days prior to the Ex-Dividend Date for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Date or the date the Company publicly announces that such distribution will not take place; provided that no holder may exercise this right to convert if the holder will otherwise participate in such distribution without conversion;

                        (ii) the Company consolidates with or merges with or
                  into another Person or is a party to a binding share exchange, in each case pursuant to which the Common Stock is converted into cash or property other than securities, then the Debentures may be surrendered for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of the transaction until and including the date which is 15 days after the actual effective date of the transaction. The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the Debentureholders and shall be publicly announced by the Company by publication on its website or through such other public medium as it may use at that time not later than two Business Days prior to such 15th day;

                           (c) A Debenture in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to Section 3.05 or repurchase pursuant to
         Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.08(d). A holder of

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

         Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted his Debentures to Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article 15.

                  Section 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Debenture in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Debenture with the original or facsimile of the form entitled "Form of Conversion Notice" on the reverse thereof, duly completed and manually signed, together with such Debentures duly endorsed for transfer, accompanied by the funds, if any, required by this Section 15.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 15.07.

                  In order to exercise the conversion privilege with respect to any interest in a Global Debenture, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Debenture, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this
Section 15.02 and any transfer or similar taxes if required pursuant to Section 15.07.

                  As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to Section 15.03 and compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver to such Debentureholder at the office or agency maintained by the Company for such purpose pursuant to
Section 5.02, a certificate or certificates for the number of full shares of Common Stock, cash or a combination of cash and shares of Common Stock (if the Company timely elects to pay cash for any portion of the shares of Common Stock issuable upon conversion) issuable upon the conversion of such Debenture or portion thereof as determined by the Company in accordance with the provisions of this Article 15 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 15.03. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, without charge to such holder, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

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

                  Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.02 have been satisfied as to such Debenture (or portion thereof) (such date, the "Conversion Date"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Debenture shall be surrendered.

                  Any Debenture or portion thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the immediately following Interest Payment Date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is after a Regular Record Date and on or prior to the next Interest Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Debenture. Except as provided above in this Section 15.02, no payment or other adjustment shall be made for Interest accrued on any Debenture converted or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article 15.

                  Upon the conversion of an interest in a Global Debenture, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Debenture as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any Conversion Agent other than the Trustee.

                  Upon the conversion of a Debenture, that portion of the accrued but unpaid Interest with respect to the converted Debenture shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock, cash or a combination of cash and Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Debenture being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock and any such cash payment (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Debenture and the accrued but unpaid Interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Debenture being converted pursuant to the provisions hereof.

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                  Section 15.03. Payment Upon Conversion; Cash Payments in Lieu
of Fractional Shares. (a) In the event that the Company receives notice of conversion on or prior to the day that is 20 days prior to Stated Maturity or, with respect to Debentures being redeemed, the applicable Redemption Date (the "Final Notice Date"), the following procedures will apply:

                  If the Company chooses to satisfy all or any portion of the Company's obligation (the "Conversion Obligation") in cash, the Company will notify the holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following receipt of the notice of conversion ("Cash Settlement Notice Period"). If the Company timely elects to pay cash for any portion of the shares otherwise issuable to such holder, the conversion notice may be retracted by the holder at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period ("Conversion Retraction Period"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares) will occur on the Business Day following the final day of the 10 Trading Day period beginning on the day after the final day of the Conversion Retraction Period. Settlement amounts will be computed as follows:

                           (i) If the Company elects to satisfy all or any
                  portion of the Conversion Obligation in shares, the Company will deliver to holders surrendering Debentures for conversion a number of shares equal to (1) the aggregate original principal amount of Debentures to be converted into shares divided by 1,000 multiplied by (2) the Conversion Rate.

                           (ii) If the Company elects to satisfy all or any
                  portion of the Conversion Obligation in cash, the Company will deliver to holders surrendering Debentures for conversion cash in an amount equal to the product of:

                                    (A) a number equal to (1) the aggregate
                           original principal amount of Debentures to be paid in cash divided by 1,000 multiplied by (2) the Conversion Rate and

                                    (B) the average of the Last Reported Sale
                           Prices of the Common Stock for the 10 consecutive Trading Days immediately following the date of the Company's notice of its election to deliver cash (the "Cash Settlement Averaging Period").

                                  (b) In the event that the Company receives
         notice of conversion after the Final Notice Date, the Company will not send individual notices of its election to satisfy all or any portion of the Conversion obligation in cash. Instead, if the Company chooses to satisfy all or any portion of such Conversion Obligation

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

         in cash, the Company will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) promptly following the Company's receipt of such notice of conversion. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth under Section 15.03(a) above except that the "Cash Settlement Averaging Period" shall be the five consecutive Trading Days ending on the third Trading Day prior to the Conversion Date. Settlement (in cash and/or shares) will occur on the Business Day following the final day of such Cash Settlement Averaging Period, subject to receipt by the Company of the Debentures to be converted.

                                  (c) No fractional shares of Common Stock or
         scrip certificates representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment and payment therefor in cash to the holder of Debentures at the Last Reported Sale Price on the last Trading Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.

                  Section 15.04. Conversion Rate. Each $1,000 principal amount of the Debentures shall be convertible into the number of shares of Common Stock specified in the form of Debenture (herein called the "Conversion Rate") attached as Exhibit A hereto (initially 48.9476 shares), subject to adjustment as provided in this Article 15.

                  Section 15.05. Adjustment of Conversion Rate. (a) The Conversion Rate shall be adjusted from time to time by the Company as follows:

                           (i) If the Company shall pay or make a dividend or
                  other distribution on the Common Stock in shares of the Common Stock, the Conversion Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

                           (ii) If the Company shall issue to all holders of its
                  Common Stock (such issuance not being available on an equivalent basis to holders of the Debentures upon conversion)
                  (1) options, warrants or other rights entitling

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

                  them to subscribe for or purchase shares of Common Stock, or
                  (2) securities convertible or exchangeable into shares of Common Stock options, warrants or other rights to purchase or acquire securities convertible or exchangeable into shares of Common Stock, in each case at a price per share of Common Stock less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such options, warrants or other rights or securities (other than pursuant to a dividend reinvestment, share purchase or similar plan), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such options, warrants or other rights or securities (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, either directly and indirectly, or into which such securities are convertible or exchangeable, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

                           (iii) If outstanding shares of Common Stock shall be
                  subdivided, split, combined or reclassified into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision, split, combination or reclassification becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined or reclassified into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split, reclassification or combination becomes effective.

                           (iv) (A) If the Company shall, by dividend or
                  otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of capital stock, cash or other assets (but excluding any issuance of options, warrants or other rights or securities referred to in paragraph (ii) of this Section 15.05(a), any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the

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

                  case of a Spin-Off referred to in the next subparagraph, or dividend or distribution referred to in paragraph (i) of this
                  Section 15.05(a)), the Conversion Rate shall be increased by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price on the date fixed for such determination less the then fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this clause (iv)(A) is applicable, clause (iv)(B) of this
                  Section 15.05 shall not be applicable.

                           (B) In the case of a Spin-Off, the Conversion Rate in
                  effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Conversion Rate by a fraction, the numerator of which is the Current Market Price plus the Fair Market Value of the portion of those shares of capital stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price; provided that if the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made. Any adjustment to the Conversion Rate under this subclause (iv)(B) will occur at the earlier of
                  (A) the tenth Trading Day from, and including, the effective date of the Spin-Off and (B) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

                           (v) In case the Company shall, by dividend or
                  otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 15.05(b) applies or as part of a distribution referred to in paragraph (iv) of this Section 15.05(a)), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be increased by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the Current Market Price on the date fixed for such determination less an amount equal to the quotient of (x) the aggregate amount of cash distributed to all holders of the Common Stock and (y) the number of shares of Common Stock outstanding on the date

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

                  fixed for such determination and (B) the denominator of which shall be equal to the Current Market Price on the date fixed for such determination.

                           (vi) In case a tender or exchange offer made by the
                  Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended through the expiration thereof) shall require the payment per share of Common Stock exceeding the Last Reported Sale Price on the Trading Day next succeeding the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as amended through the expiration thereof), then, and in each such case, immediately prior to the opening of business on the day after such Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased by dividing the Conversion Rate immediately prior to the close of business on such Trading Day next succeeding the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Last Reported Sale Price on the Trading Day next succeeding the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Trading Day next succeeding the date of the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders in such tender or exchange offer (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Last Reported Sale Price on the Trading Day next succeeding the date of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) on the Trading Day next succeeding the date of the Expiration Time less the number of all shares validly tendered, not withdrawn and accepted for payment on the date of the Expiration Time (such validly tendered shares, up to any such maximum, being referred to as the "Purchased Shares").

                           (vii) All adjustments to the Conversion Rate shall be
                  calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate will be required until the earlier of (1) such time as the Company provides notice to holders of the Debentures of the Company's intention to redeem the Debentures or (2) such time as the adjustment would require an increase or decrease of at least 1% of the Conversion Rate. If an adjustment is not made because the adjustment would not change the Conversion Rate by more than 1%, then the adjustment that is not made will be carried forward and taken into account in any future adjustment.

                           (viii) The Company may make such increases in the
                  Conversion Rate, in addition to those required or permitted by this Section 15.05, as the Board

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

                  of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of shares (or rights to acquire shares) or from any event treated as such for income tax purposes or for any other reasons.

                           (ix) Whenever the Conversion Rate is adjusted in
                  accordance with this Section 15.05, the Company shall: (1) forthwith compute the Conversion Rate in accordance with this
                  Section 15.05 and prepare and transmit to the Transfer Agent an Officer's Certificate setting forth the Conversion Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and (2) as soon as practicable following the occurrence of an event that requires or permits an adjustment to the Conversion Rate pursuant to this Section
                  15.05 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the holders of Debentures of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the adjusted Conversion Rate.

                           (x) To the extent that the Company adopts any future
                  rights plan, holders of Debentures will receive, upon conversion of Debentures, in addition to shares of the Common Stock, the rights under such future rights plan whether or not the rights have separated from shares of the Common Stock at the time of conversion and no adjustment to the Conversion Rate will be made in accordance with paragraph (iv) above or otherwise.

                             (b) In the event of:

                           (i) any consolidation or merger of the Company with
                  or into another Person or of another Person with or into the Company; or

                           (ii) any sale, transfer, lease or conveyance to
                  another Person of the property of the Company as an entirety or substantially as an entirety; or

                           (iii) any reclassification (other than a
                  reclassification to which paragraph (iii) of Section 15.05(a) applies),

(any such event, a "Reorganization Event"), each Debenture prior to such Reorganization Event shall, after such Reorganization Event, be converted into the right to receive the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the date of the Reorganization Event) by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures that (1) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or

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

transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (2) has failed to exercise the rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 15.05 the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). On the Conversion Date, the Conversion Rate then in effect shall be applied to the value or amount on the Conversion Date of such securities, cash or other property.

         In the event of such a Reorganization Event, the Person formed by such consolidation, or merger or the Person which acquires the assets of the Company shall execute and deliver to the Transfer Agent an agreement supplement hereto providing that the holder of each Debenture that remains outstanding after the Reorganization Event (if any) shall have the rights provided by this Section
15.05. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 15.05. The above provisions of this Section 15.05 shall similarly apply to successive Reorganization Events.

                  Section 15.06. Withholding Taxes. The Company shall have the right to set-off any withholding taxes that the Company is required to pay with respect to any deemed distributions occurring as a result of changes in the Conversion Rate against cash payments of interest payable on the Debentures.

                  Section 15.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Nothing herein shall preclude any tax withholding required by law or regulations.

                  Section 15.08. Reservation of Shares, Shares To Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the

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conversion of the Debentures from time to time as such Debentures are presented for conversion.

                  Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                  The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be. The Company further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange, Nasdaq National Market or any other U.S. national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Debentures; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such exchange or automated quotation system at such time.

                  Section 15.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to the Company or any holder of Debentures to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or

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

property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.05(b) relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.05(b) or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                  Section 15.10. Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.05; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at such holder's address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the

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legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                                   ARTICLE 16

                                  SUBORDINATION

                  Section 16.01. Debentures Subordinate to Senior Debt. The Company agrees, and each holder of a Debenture, by acceptance thereof, likewise agrees, that, to the extent and in the manner hereinafter set forth in this
Article 16, the payment of the principal of, premium, if any, and Interest on the Debentures and any other obligations in respect of the Debentures are hereby expressly made subordinate in right of payment to the prior payment in full of all Senior Debt of the Company and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt. The Company shall not incur, create, assume, guarantee or otherwise become liable for any indebtedness that is subordinate or junior in right of payment to any of the Company's other indebtedness and senior in any respect in right of payment to the Debentures.

                  Section 16.02. Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Company Proceeding") the holders of all Senior Debt of the Company shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Debt (including interest after the commencement of any Company Proceeding at the rate specified in the applicable Senior Debt), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the holders of the Debentures are entitled to receive any payment or distribution of any kind or character from the Company, whether in cash, property or Debentures (including any payment or distribution which may be payable or deliverable by reason of the payment of any other debt of the Company subordinated to the payment of the Debentures on account of principal of, premium, if any, or Interest on or other obligations in respect of the Debentures or on account of any purchase or redemption or other acquisition of Debentures by the Company or any Subsidiary of the Company, all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Company Debentures Payment"), and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any Company Debentures Payment which may be payable or deliverable in respect of the Debentures in any such Company Proceeding. Notwithstanding the foregoing, holders of Debentures may receive and retain Permitted Junior Securities.

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

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the holder of any Debenture shall have received any Company Debentures Payment before all Senior Debt of the Company is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, then and in such event such Company Debentures Payment shall be paid over or delivered forthwith to the holders of Senior Debt for application to the payment of such Senior Debt remaining unpaid, to the extent necessary to pay such Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

                  The consolidation of the Company with, or the merger of the Company with, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 12 shall not be deemed a Company Proceeding for the purposes of this section if the Person formed by such consolidation or with which the Company merges or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, complies with the conditions set forth in Article 12.

                  Section 16.03. No Payment When Senior Debt in Default. In the event that any Company Senior Payment Default (as defined below) shall have occurred and be continuing, then no Company Debentures Payment shall be made unless and until such Company Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt of the Company shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of such Senior Debt. Notwithstanding the foregoing, holders may receive and retain Permitted Junior Securities. "Company Senior Payment Default" means (i) any default in the payment of principal of, premium, if any, or interest on any Designated Senior Debt of the Company that continues beyond any applicable grace period and (ii) any event of default with respect to Designated Senior Debt of the Company which has resulted in such Designated Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable.

                  In the event that any Company Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Trustee of written notice (the "Payment Blockage Notice") of such Company Senior Nonmonetary Default from the Company or any holder of Designated Senior Debt, no Company Debentures Payment shall be made during the period (the "Company Payment Blockage Period") commencing on the date of receipt of such written notice and ending on the earlier of (i) the date on which such Company Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Designated Senior Debt of the Company shall have been rescinded or annulled or the Designated Senior Debt of the Company to which such Company Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice. If the Trustee receives any Payment Blockage Notice, no subsequent

Payment Blockage Notice shall be effective for purposes of this Section 16.03 unless and until (A) at least 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal, premium, if any, and Interest on the Debentures that have come due have been paid in full in cash. For all purposes of this paragraph, no Company Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Company Payment Blockage Period shall be, or can be, made the basis for the commencement of a subsequent Company Payment Blockage Period whether or not within a period of 360 consecutive days by holders of Designated Senior Debt of the Company or their representatives unless such Company Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Company Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Designated Senior Debt of the Company is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Designated Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Company Senior Payment Default. Notwithstanding the foregoing, holders may receive and retain Permitted Junior Securities.

                  In the event that, notwithstanding the foregoing, the Company shall make any Company Debentures Payment to the Trustee or any holder of Debentures prohibited by the foregoing provisions of this Section, then and in such event such Company Debentures Payment shall be paid over and delivered forthwith to the holders of the Senior Debt of the Company.

                  The provisions of this Section shall not apply to any Company Debentures Payment with respect to which Section 16.02 would be applicable.

                  Section 16.04. Certain Payments Permitted. Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent the Company, at any time except during the pendency of any Company Proceeding referred to in Section 16.02 or under the conditions described in
Section 16.03, from making Company Debentures Payments.

                  Section 16.05. Subrogation to Rights of Holders of Senior Debt. After all Senior Debt is paid in full and until the Debentures are paid in full, holders of Debentures shall be subrogated (equally and ratably with all other indebtedness pari passu with the Debentures) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the holders of Debentures have been applied to the payment of Senior Debt. A distribution made under this Article 16 to holders of Senior Debt that otherwise would have been made to holders of Debentures is not, as between the Company and holders of Debentures, a payment by the Company on the Debentures.

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

                  Section 16.06. Provisions Solely To Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of Debentures on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the holders of the Debentures the principal of, premium, if any, and Interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company, of the holders of the Debentures and creditors of the Company, other than the holders of Senior Debt; or (c) prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and Debentures otherwise payable or deliverable to the Trustee or such holder.

                  If the Company fails because of this Article 16 to pay principal of, premium, if any, or Interest on a Debenture on the due date, the failure is still a default or Event of Default under this Indenture. Nothing in this Article 16 shall have any effect on the right of holders of Debentures or the Trustee to accelerate the maturity of the Debentures.

                  Section 16.07. [Reserved].

                  Section 16.08. Trustee To Effectuate Subordination. Each holder of a Debenture by acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  Section 16.09. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and agreements of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the holders of the Debentures, without incurring responsibility to the holders of the Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Debentures to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior
Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                  Section 16.10. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures and the Trustee may continue to make payments on the Debentures, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment obligations with respect to the Debentures to violate this Article from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01, shall be entitled in all respects to assume that no such facts exist, provided that nothing in this Section 16.10 shall impair the subordination revisions of this Article 16. Subject to the provisions of Section 8.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, representative or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, representative or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Section 16.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets or Debentures of the Company referred to in this Article, the Trustee, subject to the provisions of Section 8.01, and the holders of the Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  Section 16.12. Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and

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

shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Debentures or to the Company or to any other Person cash, property or Debentures to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

                  Section 16.13. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.06.

                  Section 16.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee", as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 16.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  Section 16.15. Defeasance of this Article 16. The subordination of the Debentures provided by this Article 16 is expressly made subject to the provisions for discharge of this Indenture in Article 13 and, anything herein to the contrary notwithstanding, upon the effectiveness of any such discharge, the Debentures then outstanding relating thereto shall thereupon cease to be subordinated pursuant to this Article 16.

                                   ARTICLE 17

                            MISCELLANEOUS PROVISIONS

                  Section 17.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

                  Section 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

                  Section 17.03. Addresses for Notices, Etc.. Any request, notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: to Allied Waste Industries, Inc., 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260, Telecopier No.:
(480) 627-2703, Attention: Treasurer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107, Telecopier No.: (651) 495-8097, Attention: Corporate Trust Administration; provided, however, that the Trustee shall not be deemed to have received notice until such notice is actually received.

                  The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture Register and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 17.04. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

                  Section 17.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application, request or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 17.06. Legal Holidays. In any case in which the date of maturity of Interest on or principal of the Debentures or the Redemption Date of any Debenture or any Repurchase Date with respect to any Debenture will not be a Business Day, then payment of such Interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the Redemption Date or the Repurchase Date, as the case may be, and no Interest shall accrue for the period from and after such date.

                  Section 17.07. Company Responsible for Making Calculations. The Company will be responsible for making all calculations called for under this Indenture. These calculations include, but are not limited to, determination of the Conversion Trading Price, Current Market Price, Last Reported Sale Price, and Trading Price, the amount of accrued Interest payable on the Debentures, the Conversion Price of the Debentures and the Conversion Rate of the Debentures. The Company will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Debentureholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Conversion Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Debentureholder upon the written request of such Debentureholder.

                  Section 17.08. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Debentures issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 17.08 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

                  Section 17.09. No Security Interest Created. Except as provided in Section 8.06, nothing in this indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

                  Section 17.10. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Debenture Registrar and their successors hereunder and the holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 17.11. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 17.12. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.02 and 3.08, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.09.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 17.12, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register.

                  The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

                  The provisions of Sections 8.02, 8.03, 8.04 and 9.03 and this
Section 17.12 shall be applicable to any authenticating agent.

                  Section 17.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  Section 17.14. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. U.S. Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                      ALLIED WASTE INDUSTRIES, INC.,

                                        by
                                          ______________________________________
                                          Name:
                                          Title:

                                      U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        by
                                          ______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                      [Include only for Global Debentures:]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) (THE "DEPOSITORY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  Each Debenture shall bear the following legend:

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IF BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE OF EACH DEBENTURE IS $1,000 PER $1,000 OF PRINCIPAL AMOUNT, AND THE ISSUE DATE IS APRIL 20, 2004. THIS DEBENTURE IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 7.625%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

                  THE COMPANY AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY COMMON STOCK RECEIVED UPON ANY CONVERSION OF THIS DEBENTURE OR UPON A PURCHASE OF THIS DEBENTURE AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE DEBENTURE AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN

THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE COMPANY AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: ALLIED WASTE INDUSTRIES, INC., 15880 NORTH GREENWAY-HAYDEN LOOP, SUITE 100, SCOTTSDALE, ARIZONA 85260, ATTN: INVESTOR RELATIONS.

                          ALLIED WASTE INDUSTRIES, INC.

           4-1/4% SENIOR subordinated convertible DEBENTUREs DUE 2034

No. $[   ]                                                       CUSIP: [      ]

                  Allied Waste Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to
[ ] or its registered assigns, [the principal sum of $[    ]] [the principal sum
set forth on Schedule I hereto](1) on April 15, 2034, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 15 and October 15 of each year, commencing October 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 4-1/4%, from the April 15 or October 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from April 20, 2004, until payment of said principal sum has been made or duly provided for. Contingent Interest, if any, will accrue for any six-month Interest Period and be payable to holders of this Debenture on the applicable Interest Payment Date to the person in whose name this Debenture is registered on the corresponding record date. Except as otherwise provided in the Indenture, the interest payable on the Debenture pursuant to the Indenture on any April 15 or October 15 will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the Regular Record Date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such April 15 or October 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or, upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Debentures with an aggregate principal amount in excess of $2,000,000) or (ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

                  The Company promises to pay interest on overdue principal and (to the extent that payment of such interest is enforceable under applicable law) Interest at the rate of 4-1/4%, per annum, compounded semi-annually.

-------------------
(1) For Global Debentures only.

                  Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including
Section 5-1401 of the New York General Obligations Law or any successor to such statute). This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

                                          ALLIED WASTE INDUSTRIES, INC.,

                                          by
                                             ___________________________________

[Date of authentication]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

U.S. BANK NATIONAL ASSOCIATION,
    as Trustee

    by
       _________________________________
             Authorized Signatory

, or

    by
       _________________________________
            As Authenticating Agent
          (if different from Trustee)

    by
       _________________________________
             Authorized Signatory

                          FORM OF REVERSE OF DEBENTURE

                          ALLIED WASTE INDUSTRIES, INC.

           4-1/4% SENIOR SUBORDINATED CONVERTIBLE DEBENTUREs DUE 2034

                  This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 4-1/4% Senior Subordinated Convertible Debentures due 2034 (herein called the "Debentures"), limited in aggregate principal amount to $230,000,000, issued and to be issued under and pursuant to an Indenture dated as of April 20, 2004 (herein called the "Indenture"), between the Company and U.S. Bank National Association, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. In case an Event of Default shall have occurred and be continuing, the principal of and accrued Interest on all Debentures may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time of payment of Interest thereon, or reduce the principal amount thereof or reduce any amount payable upon redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or Interest thereon payable in any coin or currency other than that provided in the Debentures, or change the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders, or change the obligation of the Company to repurchase any Debenture upon a Fundamental Change in a manner adverse to the holder of the Debentures, or change the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture, including Section 15.05(b) thereof, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case without the consent of the holder of each Debenture so affected, or modify any of the provisions of Section 11.02 or
Section 7.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of Interest on or the principal of any of the Debentures, (B) a failure by the Company to convert any Debentures into Common Stock, cash or a combination of cash and Common Stock,
(C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Repurchase Price or Fundamental Change Repurchase Price pursuant to Article 3 of the Indenture, or
(E) a default in respect of a covenant or provision of the Indenture which under
Article 11 of the Indenture cannot be modified or amended without the consent of each holder of Debentures then outstanding or affected thereby. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The Debentures are issuable in fully registered form, without interest coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of any other authorized denominations.

                  At any time on or after April 18, 2009, and prior to maturity, the Debentures may be redeemed at the option of the Company, in whole or in part, in cash upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the Redemption Date to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount of debentures being redeemed plus accrued and unpaid Interest to, but excluding, the Redemption Date; provided that if the applicable Redemption Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for redemption on such date.

                  In no event will any Security be redeemable at the option of the Company before April 18, 2009.

                  The Company may not give notice of any redemption of the Debentures if a default in the payment of Interest on the Debentures has occurred and is continuing.

                  The Debentures are not subject to redemption through the operation of any sinking fund.

                  If a Fundamental Change occurs at any time prior to maturity of the Debentures, the Company will be obligated to repurchase this Debenture on a Fundamental Change Repurchase Date, specified by the Company, which shall be no later than 30 days after notice thereof, at the option of the holder of this Debenture at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof, together with accrued Interest to (but excluding) the Fundamental Change Repurchase Date. The Company shall mail to all holders of record of the Debentures a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the 30th day after the occurrence of such Fundamental Change. For a Debenture to be so repurchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Debenture with the form entitled "Form of Fundamental Change Repurchase Election" on the reverse thereof duly completed, together with such Debenture, duly endorsed for transfer at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date. Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder on April 15, 2011, April 15, 2014, April 15, 2019, April 15, 2024, and April 15, 2029, in integral multiples of $1,000 at a Company Repurchase Price of 100% of the principal amount, plus any accrued and unpaid Interest on such Debenture to but excluding the Company Repurchase Date. To exercise such right, a holder shall deliver to the Company such Debenture with the form entitled "Form of Company Repurchase Election" on the reverse thereof duly completed, together with the Debenture, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to such Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, and shall deliver the Debentures to the Trustee (or other Paying Agent appointed by the Company) as set forth in the Indenture.

                  The Company Repurchase Price to be paid on any of April 15, 2011, April 15, 2014, April 15, 2019, April 15, 2024, and April 15, 2029 and the
Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

                  Holders have the right to withdraw any Repurchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

                  If cash or Common Stock sufficient to pay the Repurchase Price with respect to all Debentures or portions thereof to be repurchased as of any Repurchase Date is deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Repurchase Date, Interest will cease to accrue on such Debentures (or portions thereof), and the holder thereof shall have no other rights as such other than the right to receive the Repurchase Price upon surrender of such Debenture.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the Stated Maturity of the Debentures, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Debentures into 48.9476 shares of the Company's Common Stock (a Conversion Price of approximately $20.43 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Debenture with the form entitled "Form of Conversion Notice" on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Debentures as specified above in accordance with the Indenture. The Company may satisfy all or any portion of its conversion obligation in cash, subject to the terms and conditions of the Indenture.

                  If the Company (i) is a party to a consolidation, merger, statutory share exchange or combination, (ii) reclassifies the Common Stock, or
(iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Debenture into shares of Common Stock may be changed into a right to convert it into the kind or amount of cash, securities or other property receivable upon such event, in each case in accordance with the Indenture.

                  No adjustment in respect of Interest on any Debenture converted or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of Interest to the opening of business on the immediately following Interest Payment Date, this Debenture (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is after a record date and on or prior to the next Interest Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Debenture.

                  No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

                  A Debenture in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

                  Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

                  No recourse for the payment of the principal of or Interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  The Company agrees, and by acceptance of a Debenture, each beneficial holder of a Debenture will be deemed to have agreed for United States federal income tax purposes (1) to treat the Debentures as debt instruments that are subject to Treas. Reg.

Sec. 1.1275-4 (the "Contingent Payment Regulations"), (2) to treat the fair market value of any common stock received upon any conversion of the Debentures or upon a purchase of the Debentures at the holder's option as a contingent payment for purposes of the Contingent Payment Regulations, and (3) to accrue interest with respect to the Debentures as original issue discount for United States federal income tax purposes according to the "noncontingent bond method" set forth in the Contingent Payment Regulations and to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the Debentures. A holder of Debentures may obtain the issue price, the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule for the Debentures, determined by the Company pursuant to Treas. Reg. Sec. 1.1275-4, by submitting a written request for it to the Company at the following address: Allied Waste Industries, Inc., 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260, Attention: Investor Relations.

                  Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- Custodian
TEN ENT -- as tenant by the entireties                    (Cust) (Minor)
as joint tenants with right of survivorship
and not as tenants
JT TEN -- in common                            under Uniform Gifts to Minors Act
                                               ---------------------------------
                                                             (State)

         Additional abbreviations may also be used though not in the above list.

                                     FORM OF

                                CONVERSION NOTICE

TO: ALLIED WASTE INDUSTRIES, INC.

U.S. BANK NATIONAL ASSOCIATION

                  The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Allied Waste Industries, Inc. and/or cash in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable and/or cash payable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares, any portion of this Debenture not converted or a check for cash payable are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of Interest, including Contingent Interest, if any, accompanies this Debenture.

Dated:
                                                     ___________________________
                                                     ___________________________
                                                           Signature(s)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

________________________________________________________________________________

Signature Guarantee

Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

_________________________________

(Name)

_________________________________

(Street Address)

_________________________________

(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all):

$

Social Security or Other Taxpayer Identification Number:

                                     FORM OF

                     FUNDAMENTAL CHANGE REPURCHASE ELECTION

TO: ALLIED WASTE INDUSTRIES, INC.

U.S. BANK NATIONAL ASSOCIATION

The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Allied Waste Industries, Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

                                                     ___________________________
                                                     ___________________________
                                                           Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or other Taxpayer Identification Number:

                                     FORM OF

                           COMPANY REPURCHASE ELECTION

TO: ALLIED WASTE INDUSTRIES, INC.

U.S. BANK NATIONAL ASSOCIATION

The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Allied Waste Industries, Inc. (the "Company") regarding the right of holders to elect to require the Company to repurchase the Debentures and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Company Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Debentures shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:

                                                     ___________________________
                                                     ___________________________
                                                           Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

For value received
hereby sell(s) assign(s) and transfer(s) unto                          (Please
insert social security or other Taxpayer Identification Number of assignee) the
within         Debenture, and hereby irrevocably constitutes and appoints attorney to transfer said Debenture on the books of the Company, with full
power of                      substitution in the premises.

Dated:
                                                     ___________________________
                                                     ___________________________
                                                           Signature(s)

Signature(s) must be guaranteed by "an eligible guarantor institution" meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

________________________________________________________________________________

Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Fundamental Change Repurchase Election, the Company Repurchase Election or the Assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                                                      Schedule I

                [Include Schedule I only for a Global Debenture]
                          ALLIED WASTE INDUSTRIES, INC.

           4-1/4% Senior Subordinated Convertible Debentures due 2034

No. _____________

                  The initial principal amount of this Global Debenture is $230,000,000. The following increases or decreases in this Global Debenture have been made:

      Principal                    Notation Explaining           Authorized Signature
Date             Amount         Principal Amount Recorded      of Trustee or Custodian
----             ------         -------------------------      -----------------------